WRL SERIES FUND, INC.

AGGRESSIVE EQUITY PORTFOLIOS
o WRL VKAM EMERGING GROWTH
o WRL T. ROWE PRICE SMALL CAP
o WRL GOLDMAN SACHS SMALL CAP
o WRL PILGRIM BAXTER MID CAP GROWTH
o WRL ALGER AGGRESSIVE GROWTH
o WRL THIRD AVENUE VALUE

FOREIGN EQUITY PORTFOLIOS
o WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
o WRL JANUS GLOBAL

GROWTH EQUITY PORTFOLIOS
o WRL SALOMON ALL CAP
o WRL JANUS GROWTH
o WRL GOLDMAN SACHS GROWTH
o WRL C.A.S.E. GROWTH
o WRL GE U.S. EQUITY
o WRL DREYFUS MID CAP
o WRL NWQ VALUE EQUITY
o WRL T. ROWE PRICE DIVIDEND GROWTH

BALANCED PORTFOLIOS
o WRL DEAN ASSET ALLOCATION
o WRL LKCM STRATEGIC TOTAL RETURN
o WRL J.P. MORGAN REAL ESTATE SECURITIES
o WRL FEDERATED GROWTH & INCOME
o WRL AEGON BALANCED

FIXED-INCOME PORTFOLIOS
o WRL AEGON BOND

CAPITAL PRESERVATION PORTFOLIOS
o WRL J.P. MORGAN MONEY MARKET


                                   Prospectus





                     The Securities and Exchange Commission
                      has not approved or disapproved these
                            securities or passed upon
                        the adequacy of this prospectus.
            Any representation to the contrary is a criminal offense.


                                  May 1, 1999

                       As Supplemented September 10, 1999

TABLE OF CONTENTS


INVESTOR INFORMATION ......................................    1

ALL ABOUT THE FUND

  AGGRESSIVE EQUITY PORTFOLIOS
   WRL VKAM Emerging Growth ...............................    2
   WRL T. Rowe Price Small Cap ............................    3
   WRL Goldman Sachs Small Cap ............................    4
   WRL Pilgrim Baxter Mid Cap Growth ......................    4
   WRL Alger Aggressive Growth ............................    5
   WRL Third Avenue Value  ................................    5

  FOREIGN EQUITY PORTFOLIOS
   WRL GE/Scottish Equitable International Equity .........   11
   WRL Janus Global .......................................   12

  GROWTH EQUITY PORTFOLIOS
   WRL Salomon All Cap ....................................   15
   WRL Janus Growth .......................................   16
   WRL Goldman Sachs Growth ...............................   16
   WRL C.A.S.E. Growth ....................................   17
   WRL GE U.S. Equity .....................................   18
   WRL Dreyfus Mid Cap ....................................   18
   WRL NWQ Value Equity ...................................   18
   WRL T. Rowe Price Dividend Growth ......................   19

  BALANCED PORTFOLIOS
   WRL Dean Asset Allocation ..............................   25
   WRL LKCM Strategic Total Return ........................   26
   WRL J.P. Morgan Real Estate Securities  ................   26
   WRL Federated Growth & Income ..........................   27
   WRL AEGON Balanced .....................................   28

  FIXED-INCOME PORTFOLIOS
   WRL AEGON Bond .........................................   32

  CAPITAL PRESERVATION PORTFOLIOS
   WRL J.P. Morgan Money Market  ..........................   35

RISK/REWARD INFORMATION ...................................   38

EXPLANATION OF STRATEGIES AND RISKS .......................   39

HOW THE FUND IS MANAGED AND ORGANIZED .....................   43

PERFORMANCE INFORMATION ...................................   47

OTHER INFORMATION .........................................   50

FINANCIAL HIGHLIGHTS ......................................   53


WRL Series Fund, Inc. (Fund) consists of twenty-four separate series or investment portfolios. The Fund is an open-end management investment company, more commonly known as a mutual fund.

This prospectus describes twenty-three of the Fund's portfolios. Shares of these portfolios are currently only sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, PFL Life Insurance Company, AUSA Life Insurance Company and Peoples Benefit Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts.

A particular portfolio of the Fund may not be available under the policy or annuity contract you have chosen. The prospectus or disclosure document for your policy or annuity contract shows the portfolios available to you.


Please read this prospectus carefully before selecting a portfolio. It provides information to assist you in your decision. If you would like additional information about a portfolio, please request a copy of the Statement of Additional Information (SAI) (see back cover). The SAI is incorporated by reference into this prospectus.



                                   Prospectus

INVESTOR INFORMATION

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.


These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.


The icons are for your convenience and to assist you as you read this prospectus.


[GRAPHIC OMITTED]  The target directs you to a portfolio's goal or objective.



[GRAPHIC OMITTED]  The chess piece indicates discussion about a portfolio's strategies.



[GRAPHIC OMITTED]  The warning sign indicates the risks of investing in a portfolio.



[GRAPHIC OMITTED]  The graph indicates investment performance.



[GRAPHIC OMITTED]  The question mark provides additional information about the
                   Fund or may direct you on how to obtain further information.


SHARES OF A PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


                                  Prospectus 1

AGGRESSIVE EQUITY PORTFOLIOS

WRL VKAM EMERGING GROWTH (FORMERLY EMERGING GROWTH PORTFOLIO)

WRL T. ROWE PRICE SMALL CAP

WRL GOLDMAN SACHS SMALL CAP

WRL PILGRIM BAXTER MID CAP GROWTH

WRL ALGER AGGRESSIVE GROWTH (FORMERLY AGGRESSIVE GROWTH PORTFOLIO)

WRL THIRD AVENUE VALUE (FORMERLY THIRD AVENUE VALUE PORTFOLIO)


THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES EACH AGGRESSIVE EQUITY PORTFOLIO OF THE FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS. FOR FURTHER INFORMATION ON THESE PORTFOLIOS, PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 39, AND THE FUND'S SAI.

[GRAPHIC OMITTED]    OBJECTIVES

WRL VKAM EMERGING GROWTH
This portfolio seeks capital appreciation by investing primarily in common stocks of small and medium-sized companies.

WRL T. ROWE PRICE SMALL CAP
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

WRL GOLDMAN SACHS SMALL CAP
This portfolio seeks long-term growth of capital.

WRL PILGRIM BAXTER MID CAP GROWTH
This portfolio seeks capital appreciation.

WRL ALGER AGGRESSIVE GROWTH
This portfolio seeks long-term capital appreciation.

WRL THIRD AVENUE VALUE
This portfolio seeks long-term capital appreciation.

   WHAT IS AN AGGRESSIVE EQUITY PORTFOLIO?
   Aggressive Equity Portfolios are those that seek maximum capital appreciation (a rise in the share price/value). Current income is not a significant factor. Some portfolios that are included in this category may invest in out-of-the main-stream stocks, such as those of fledging or struggling companies, or those in new or currently out-of-favor industries. Some portfolios in this category may also use specialized investment techniques such as options or short-term investing. For these reasons, these portfolios usually entail greater risk than the overall equity portfolio category.

[GRAPHIC OMITTED]   POLICIES AND STRATEGIES

WRL VKAM EMERGING GROWTH
The portfolio's sub-adviser, Van Kampen Asset Management Inc. (VKAM), seeks to achieve the portfolio's objective by investing principally in:

o Domestic and foreign common stocks of small and medium-sized companies
o Options
o Futures

                                  Prospectus 2

VKAM invests at least 65% of the portfolio's assets (under normal market conditions) in common stocks of companies that are in the early stages of their life cycle, and are believed by VKAM to have the potential to become major enterprises. Some securities may have above average price volatility. VKAM attempts to reduce overall exposure to risk from declines in the security prices by spreading the portfolio's investments over many different companies in a variety of industries.

VKAM will utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these conditions, the portfolio will be unable to achieve its investment objective.

   WHAT IS A TOP-DOWN APPROACH?
   When using a "top-down" approach, the portfolio manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

WRL T. ROWE PRICE SMALL CAP
The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by investing principally in:

o Common stocks of small-cap growth companies

To a lesser extent, the portfolio may invest in:

o Stock index futures

This portfolio will invest at least 65% of the fund's total assets in small-cap growth companies. These companies are defined as companies whose market capitalization is smaller than 80% of those in the Standard & Poor's 500 Stock Index (S&P 500), which was approximately $2.8 billion as of December 31, 1998, but the upper size limit will vary with market fluctuations. The S&P 500 measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. It also tracks the performance of common stocks issued by foreign and smaller U.S. companies in similar industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.) Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy.

To help manage cash flows efficiently, T. Rowe Price may also buy and sell stock index futures. The portfolio will be more diversified than many small-cap growth funds; once the portfolio achieves sufficient size, the top 25 holdings will not compose a large portion of assets. This should minimize the effects of individual security selection on portfolio performance.

Quantitative models are furnished by a sub-adviser to assist the sub-adviser in evaluating a potential security. Characteristics are included in the model that the sub-adviser deems advantageous in a security. Based on these models, stocks are selected in a "top-down" manner so that the portfolio's portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/ book value ratios, for example) and projected earnings growth.

While the portfolio invests primarily in common stocks, it may also purchase other securities, including futures and options, in keeping with its objective.



                                  Prospectus 3

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

   WHAT IS A QUANTITATIVE MODEL?
   A quantitative model is fashioned by a portfolio's sub-adviser to assist the sub-adviser in evaluating a potential security. The sub-adviser creates a model that is designed using characteristics that the sub-adviser deems advantageous in a security. The sub-adviser then compares a potential security's characteristics against those of the model, and makes a determination of whether or not to purchase the security based on the results of that comparison.

WRL GOLDMAN SACHS SMALL CAP
The portfolio's sub-adviser, Goldman Sachs Asset Management (GSAM), seeks to achieve the portfolio's objective by investing principally in:

o Equity securities of U.S. issuers, and certain foreign issuers that are traded in the U.S.

The portfolio will invest at least 90% of its assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000 (a widely recognized unmanaged index of market performance which measures the performance of the 2000 smallest companies in the Russell 3000 Index) at the time of investment (currently $3.1 million to $12.3 billion). The equity securities include those of U.S. issuers, and certain foreign issuers traded in the U.S. The portfolio's fixed-income securities are limited to securities that are considered cash equivalents.

The portfolio may also purchase Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. SPDRs are included in the portfolio's 10% limitation on investments in investment companies.

GSAM uses the CORE investment process. CORE is an acronym for "Computer-Optimized, Research-Enhanced." GSAM selects the portfolio's investments using both a variety of quantitative techniques and fundamental research while seeking to maximize the portfolio's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index.

GSAM may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to pursue its investment objective.

WRL PILGRIM BAXTER MID CAP GROWTH
The portfolio's sub-adviser, Pilgrim Baxter & Associates, Ltd. (Pilgrim Baxter), seeks to achieve the portfolio's objective by investing principally in:

o Common stocks

o Convertible securities

In seeking capital appreciation, Pilgrim Baxter normally invests at least 65% of the portfolio's total assets in growth securities, such as common stocks, issued by companies with market capitalizations or annual revenues between $500 million and $10 billion. The portfolio invests primarily in companies that Pilgrim Baxter believes have strong earnings growth and capital-appreciation potential. The portfolio may also invest in foreign securities, warrants and rights.


                                  Prospectus 4

Pilgrim Baxter may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the portfolio may be unable to achieve its investment objective.


WRL ALGER AGGRESSIVE GROWTH
The portfolio's sub-adviser, Fred Alger Management, Inc. (Alger), seeks to achieve the portfolio's objective by investing principally in:

o  Equity securities such as common or preferred stocks

o Convertible securities (convertible securities are securities which can be exchanged or converted into common stock of such companies)

To a lesser extent, the sub-adviser may invest portfolio assets in:


o U.S. dollar denominated securities of foreign issuers (American Depositary Receipts (ADRs))

o Money market instruments

o Repurchase agreements

Under normal market conditions, the portfolio invests at least 85% of its assets in common stocks, which may include stocks of developing companies, of older companies that are entering a new stage of growth, and of companies whose products or services have a high unit volume growth rate.

The portfolio may also use leveraging, a technique that involves borrowing money to invest in an effort to enhance shareholder returns.

The portfolio's manager may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. During this time, the portfolio may invest up to 100% of its assets in money market instruments and cash equivalents. Under these circumstances, the portfolio will be unable to pursue its investment objective.

WRL THIRD AVENUE VALUE
The portfolio's sub-adviser, EQSF Advisers, Inc. (EQSF), seeks to achieve the portfolio's investment objective by investing principally in:

o Common stocks

o Debt securities

o High-yield/high-risk fixed-income securities

o Foreign securities

The portfolio invests to a lesser extent, in trade claims and engages in foreign currency transactions for hedging purposes. (Trade claims are interests in amounts owed to suppliers or services and are purchased from creditors of companies in financial difficulty.)

EQSF seeks to achieve the portfolio's objective by seeking to acquire common stocks of well-financed companies at a substantial discount for what EQSF believes is their value as a private business or as a take over candidate. It also seeks to acquire senior securities, such as preferred stock and debt instruments, that have strong covenant protections and above-average yields.

EQSF seeks portfolio securities whose prices are low enough at the time of acquisition so both the risk is lowered and appreciation potential is enhanced. EQSF believes that value is created more by past corporate prosperity than by bear markets.

To choose such securities, EQSF uses a "bottom-up" approach. EQSF believes the knowledge it obtains through extensive research of individual companies reduces risk more than does diversification so the portfolio is non-diversified.

The portolio's classification as "non-diversified" under the Investment Company Act of 1940 (1940 Act) means that the portfolio has the ability to take larger positions in a smaller number of issuers.

However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.


                                  Prospectus 5

The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these conditions, the portfolio may be unable to achieve its investment objective.

[GRAPHIC OMITTED]  RISKS OF INVESTING IN
                   AGGRESSIVE EQUITY PORTFOLIOS
The principal risks of investing in Aggressive Equity Portfolios that may adversely affect your investment are described below. (Not all of these risks apply to each Aggressive Equity Portfolio. See the chart below for the principal risks of your portfolio.) Please note that there are many other circumstances which could adversely affect your investment and prevent a portfolio from achieving its objective, which are not described here. Please refer to the section entitled "Explanation of Strategies and Risks" beginning on page 39 and the Fund's SAI for more information about the risks of investing in the Aggressive Equity Portfolios.

                                PRINCIPAL RISKS
                         AGGRESSIVE EQUITY PORTFOLIOS

                                                                      PORTFOLIO
                                                                      ---------
                               WRL             WRL              WRL               WRL               WRL             WRL
                          VKAM EMERGING   T. ROWE PRICE       GOLDMAN       PILGRIM BAXTER   ALGER AGGRESSIVE   THIRD AVENUE
RISKS                         GROWTH        SMALL CAP     SACHS SMALL CAP   MID CAP GROWTH        GROWTH           VALUE
-----
STOCKS                               X               X                 X                X                  X              X
INVESTING AGGRESSIVELY               X               X                 X                X                  X              X
SMALL-CAP AND GROWTH
 COMPANIES                                           X                 X
QUANTITATIVE MODELS                                  X                 X
NON-DIVERSIFICATION                                                                                                       X
FUTURES & OPTIONS                    X               X
FOREIGN SECURITIES                   X                                 X                                                  X
DEPOSITARY RECEIPTS                                                                                        X              X
CONVERTIBLES                                                                            X                  X
LEVERAGING                                                                                                 X
VALUE INVESTING                                                                                            X              X

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

o INVESTING AGGRESSIVELY

   o The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time

   o Rights, options and futures contracts may not be exercised and may expire worthless

   o  Warrants and rights may be less liquid than stocks

   o  Use of futures and other derivatives may make the portfolio more volatile


o SMALL-CAP AND GROWTH COMPANIES

Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience.


                                  Prospectus 6

Also, growth stocks can experience steep price declines if the company's earnings disappoint investors. Since many of the Aggressive Equity Portfolios will typically be fully invested in this market sector, investors are fully exposed to its volatility.

o QUANTITATIVE MODELS
Stocks selected using quantitative models may not perform as well as these models might otherwise suggest effective and may cause overall returns to be lower than if other methods are used.

o NON-DIVERSIFICATION
To the extent a portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

o FUTURES AND OPTIONS
Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

     o Inaccurate market predictions
     o Imperfect correlation
     o Illiquidity
     o Tax considerations

The portfolios are not required to hedge their investments.

o FOREIGN SECURITIES
Investments in foreign securities involve risks relating to political, social and economic developments abroad as well as risks resulting from differences in regulations to which U.S. and foreign issuers and markets are subject. To the extent a portfolio invests in emerging markets, these risks would be greater. These risks include:

     o Changes in currency values
     o Currency speculation
     o Currency trading costs
     o Different accounting and reporting practices
     o Less information available to the public
     o Less (or different) regulation of securities markets
     o More complex business negotiations
     o Less liquidity
     o More fluctuations in market prices
     o Delays in settling foreign securities transactions
     o Higher transaction costs
     o Higher costs for holding foreign securities (custodial fees)
     o Vulnerability to seizure and taxes
     o Political instability and small markets
     o Different market trading days

o ADRS
Many securities of foreign issuers are represented by American Depositary Receipts (ADRs). While ADRs principally are traded on domestic securities exchanges, investing in ADRs involves many of the same risks associated with foreign securities in general. These risks include:

     o Changes in currency value
     o Currency speculation
     o Currency trading costs
     o More fluctuations in market prices
     o Less information available

o CONVERTIBLES
As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

o VALUE INVESTING RISK
Undervalued stocks may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks. Value oriented funds will typically underperform when growth investing is in favor.

o LEVERAGING
Leveraging by a portfolio involves special risks:

    o Leveraging practices may make a portfolio more volatile

    o Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio's securities


                                  Prospectus 7

    o Money borrowed for leveraging is subject to interest costs

    o Minimum average balances may need to be maintained or a line of credit in connection with borrowing may be necessary resulting in an increase in the cost of borrowing over the stated interest rate.

YOU MAY LOSE MONEY IF YOU INVEST IN ANY OF THE AGGRESSIVE EQUITY PORTFOLIOS.

[GRAPHIC OMITTED] INVESTOR PROFILES

WRL VKAM EMERGING GROWTH
For the investor who seeks greater opportunities for growth of capital but who is willing to accept special risks.

WRL T. ROWE PRICE SMALL CAP
For the investor who wants an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent to small-cap stock investing.

WRL GOLDMAN SACHS SMALL CAP
For the investor who seeks long-term growth of capital, who can tolerate the fluctuations inherent in small-cap investing and is willing to accept the special risks involved in quantitative stock selection techniques.

WRL PILGRIM BAXTER MID CAP GROWTH
For the investor who wants long-term growth of capital and who can tolerate the fluctuations inherent in stock investing.

WRL ALGER AGGRESSIVE GROWTH
For the investor who seeks capital growth aggressively, and can tolerate wide swings in the value of their investment.

WRL THIRD AVENUE VALUE
For the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.


                                  Prospectus 8

[GRAPHIC OMITTED]  PORTFOLIO PERFORMANCE

The bar charts and tables below give an indication of the portfolios' risks and performance. The charts show changes in a portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. These fees and expenses would lower investment performance. The tables show how a portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.

Because the WRL T. Rowe Price Small Cap, WRL Goldman Sachs Small Cap and WRL Pilgrim Baxter Mid Cap Growth portfolios commenced operations in 1999, their performance history is not included.

WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

WRL VKAM EMERGING GROWTH
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1994      1995      1996      1997      1998
----      ----      ----      ----      ----
(7.36)%   46.79%    18.88%    21.45%    37.33%

         HIGHEST AND LOWEST RETURN
           (Quarterly 1993-1998)
-------------------------------------------
                             QUARTER ENDED
Highest      28.19 %            12/31/98
Lowest       (12.53)%            9/30/98

--------------------------------------------------------------------------------

                 AVERAGE ANNUAL TOTAL RETURNS
                 (through December 31, 1998)
--------------------------------------------------------------
                                                    SINCE
                                                  INCEPTION
                        1 YEAR     5 YEARS     (MARCH 1, 1993)
WRL VKAM
   Emerging Growth     37.33%      21.95%           23.09%
S&P 500 Index          28.58%      24.06%           21.81%

--------------------------------------------------------------------------------


 WRL ALGER AGGRESSIVE GROWTH
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1995      1996      1997      1998
----      ----      ----      ----
38.02%    10.45%    24.25%    48.69%

        HIGHEST AND LOWEST RETURN
          (Quarterly 1994-1998)
------------------------------------------
                            QUARTER ENDED
Highest      29.30 %         12/31/98
Lowest       (9.72)%          9/30/98

--------------------------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURNS
            (through December 31, 1998)
----------------------------------------------------
                                          SINCE
                                        INCEPTION
                         1 YEAR      (MARCH 1, 1994)
WRL Alger
   Aggressive Growth     48.69%           23.54%
S&P 500 Index            28.58%           24.80%

--------------------------------------------------------------------------------

                                  Prospectus 9

WRL THIRD AVENUE VALUE
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1998
----
-6.84%

         HIGHEST AND LOWEST RETURN
             (Quarterly 1998)
-------------------------------------------
                             QUARTER ENDED
Highest       17.85 %          12/31/98
Lowest       (17.57)%           9/30/98

--------------------------------------------------------------------------------

        AVERAGE ANNUAL TOTAL RETURNS
         (through December 31, 1998)
---------------------------------------------
                                  Since
                                Inception
                            (January 2, 1998)
WRL Third Avenue Value            (6.84)%
S&P 500 Index                     28.58 %

--------------------------------------------------------------------------------

                                 Prospectus 10

FOREIGN EQUITY PORTFOLIOS

WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY (FORMERLY INTERNATIONAL EQUITY
   PORTFOLIO)

WRL JANUS GLOBAL (FORMERLY GLOBAL PORTFOLIO)


THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES EACH FOREIGN EQUITY PORTFOLIO OF THE FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS. FOR FURTHER INFORMATION ON THESE PORTFOLIOS, PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 39, AND THE FUND'S SAI.

[GRAPHIC OMITTED]  OBJECTIVES

WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
This Portfolio seeks long-term growth of capital.

WRL JANUS GLOBAL
This Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

   WHAT IS A FOREIGN EQUITY PORTFOLIO?
   This type of portfolio principally invests in equity securities of companies located outside the U.S.


[GRAPHIC OMITTED]  POLICIES AND STRATEGIES

WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
The portfolio's sub-advisers, GE Investment Management Incorporated (GEIM) and Scottish Equitable Investment Management Limited (SEIM), seek to achieve the portfolio's investment objective by investing principally in:

    o Common stocks and other equity securities of companies located in developed and developing countries other than the U.S. Equity securities are defined to include common stocks, preferred stocks, convertible preferred stocks and convertible bonds, debentures and notes, depositary receipts, and rights and warrants.

Each day, the cash that flows into the portfolio for investment is divided equally by SEIM and GEIM, and they manage each portion separately from then on.

Normally, 65% of the portfolio's assets are invested in at least 50 equity securities of companies located in 15 to 25 different countries. Under certain circumstances, the portfolio may invest in securities of companies located in the U.S. The portfolio is never invested in companies of fewer than 12 countries other than the U.S. The portfolio may invest to a lesser extent in debt securities.

The portfolio managers consider the following factors in determining where an issuer is located: country of organization, primary securities trading market, location of assets or where the issuer derives at least half of its revenues and profits.

The portfolio invests, not only in the larger markets of Europe and Japan, but also, to a lesser extent, in the smaller markets of Asia, Emerging Europe, Latin America, and other emerging markets.

Overseas economies usually don't move in the same direction and operate differently. This creates situations the portfolio aims to take advantage of through asset allocation among international markets.

The portfolio may use various investment techniques to adjust the portfolio's investment exposure, but there is no guarantee that these techniques will work.

SEIM looks for countries where economic growth conditions are favorable and where stock market valuations don't reflect that potential. It then looks for companies in those countries whose earnings potential is not reflected in the share price.

GEIM looks for companies expected to grow faster than relevant markets, and whose security price doesn't fully reflect that. Attributes of such companies are low prices relative to their long-term cash earnings potential, potential for significant improvement in the company's business, financial strength and sufficient liquidity. Stock selection is key to the performance of the portfolio.


                                 Prospectus 11

WRL JANUS GLOBAL
The portfolio's sub-adviser, Janus Capital Corporation (Janus) seeks to achieve the portfolio's investment objective by investing principally in:

o Common stocks of foreign and domestic issuers
o Depositary receipts including ADRs, GDRs and EDRs

The portfolio may also use forward foreign currency contracts for hedging.

Janus' main strategy is to use a "bottom up" approach to build the portfolio's portfolio. They seek to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Foreign securities are generally selected on a stock-by-stock basis without regard to defined allocation among countries or geographic regions.

When evaluating foreign investments, Janus (in addition to looking at individual companies) considers such factors as:

     o Expected levels of inflation in various countries
     o Government policies that might affect business conditions
     o The outlook for currency relationships
     o Prospects for economic growth among countries, regions or geographic areas

   WHAT IS A "BOTTOM-UP" APPROACH?
   When portfolio managers use a "bottom-up" approach, they look primarily at individual companies against the context of broader market factors.


[GRAPHIC OMITTED]  RISKS OF INVESTING IN FOREIGN EQUITY PORTFOLIOS

The principal risks of investing in Foreign Equity Portfolios that may adversely affect your investment are described below. (Not all of these risks apply to each Foreign Equity Portfolio. See the chart below for the principal risks of your portfolio.) Please note that there are many other circumstances which could adversely affect your investment and prevent a portfolio from achieving its objective, which are not described here. Please refer to the section entitled "Explanation of Strategies and Risks" beginning on page 39, and the Fund's SAI for more information about the risks associated with investing in the Foreign Equity Portfolios.

                                PRINCIPAL RISKS
                           FOREIGN EQUITY PORTFOLIOS

                                    PORTFOLIO
                                    ---------
                                  WRL
                              GE/SCOTTISH
                               EQUITABLE        WRL
                             INTERNATIONAL     JANUS
RISKS                            EQUITY        GLOBAL
-----
STOCKS                                  X          X
FOREIGN SECURITIES                      X          X
EMERGING MARKETS RISK                   X          X
FORWARD FOREIGN CURRENCY
   CONTRACTS                            X          X
DEPOSITARY RECEIPTS                     X          X
WARRANTS & RIGHTS                       X          X
VALUE INVESTING RISK                    X
CONVERTIBLES                            X

o STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

o FOREIGN SECURITIES
Investments in foreign securities involve risks relating to political, social and economic developments abroad as well as risks resulting from differences in regulations to which U.S. and foreign issuers and markets are subject. To the extent a portfolio invests in emerging markets, these risks would be greater. These risks include:

     o Changes in currency values
     o Currency speculation
     o Currency trading costs
     o Different accounting and reporting practices
     o Less information available to the public
     o Less (or different) regulation of securities markets
     o Greater complex business negotiations
     o Less liquidity
     o More fluctuations in prices
     o Delays in settling foreign securities transactions
     o Higher costs for holding shares (custodial fees)
     o Higher transaction costs

                                 Prospectus 12

     o Vulnerability to seizure and taxes
     o Political instability and small markets
     o Different market trading days
     o Forward foreign currency contracts for hedging

o EMERGING MARKETS RISK
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

o FORWARD FOREIGN CURRENCY CONTRACTS
Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline.

Such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the portfolio's limitation on investing in illiquid securities.

If the portfolio manager's judgment of markets proves incorrect or the strategy does not correlate well with a portfolio's investment, the use of such hedging transactions could result in a loss regardless of whether the intent was to reduce risk or increase return and may increase a portfolio's volatility. In addition, in the event that non-exchange traded forward currency contracts are used, such transactions could result in a loss if the counterparty to the transaction does not perform as promised.

o CONVERTIBLES
As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, to increase as the interest rates decline.

o WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

o DEPOSITARY RECEIPTS
Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. They are subject to some of the same risks as direct investments in foreign securities, including currency risk. The regulatory requirements with respect to depositary receipts that are issued in sponsored and unsponsored programs are generally similar, but the issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the depositary receipts.

o VALUE INVESTING RISK
Undervalued stocks may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN ANY OF THE FOREIGN EQUITY PORTFOLIOS.


[GRAPHIC OMITTED]  INVESTOR PROFILES

WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
For the investor who seeks long-term capital growth through foreign investments, and who is able to tolerate the significant risks in such investments.

WRL JANUS GLOBAL
For the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the significant risks associated with foreign investing.


                                 Prospectus 13

[GRAPHIC OMITTED]  PORTFOLIO PERFORMANCE

The bar charts and tables below give an indication of the portfolios' risks and performance. The charts show changes in a portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. These fees and expenses would lower investment performance. The tables show how a portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.

WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
--------------------------------------------------------------------

[GRAPH OMITTED]

1997      1998
----      ----
7.50%     12.85%

         HIGHEST AND LOWEST RETURN
           (Quarterly 1997-1998)
--------------------------------------------
                              QUARTER ENDED
 Highest       16.39 %          12/31/98
 Lowest       (17.69)%           9/30/98

--------------------------------------------------------------------------------

                AVERAGE ANNUAL TOTAL RETURNS
                (through December 31, 1998)
------------------------------------------------------------
                                                 SINCE
                                               INCEPTION
                                1 YEAR     (JANUARY 2, 1997)
WRL GE/Scottish Equitable
   International Equity        12.85%            10.17%
Morgan Stanley Capital
   International-Europe,
   Asia & Far East
   (MSCI-EAFE)                 13.13%             6.36%

--------------------------------------------------------------------------------


 WRL JANUS GLOBAL
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1993      1994      1995      1996      1997      1998
----      ----      ----      ----      ----      ----
35.05%    0.25%     23.06%    27.74%    18.75%    30.01%

         HIGHEST AND LOWEST RETURN
           (Quarterly 1992-1998)
--------------------------------------------
                              QUARTER ENDED
 Highest       20.82 %          12/31/98
 Lowest       (16.52)%           9/30/98

--------------------------------------------------------------------------------

                 AVERAGE ANNUAL TOTAL RETURNS
                  (through December 31, 1998)
---------------------------------------------------------------
                                                   SINCE
                                                 INCEPTION
                      1 YEAR     5 YEARS     (DECEMBER 3, 1992)
WRL Janus Global      30.01%      19.46%           21.94%
Morgan Stanley
   Capital
   International
   World Index        24.34%      16.11%           17.16%

--------------------------------------------------------------------------------

                                  Prospectus 14

GROWTH EQUITY PORTFOLIOS

WRL SALOMON ALL CAP

WRL JANUS GROWTH (FORMERLY GROWTH PORTFOLIO)

WRL GOLDMAN SACHS GROWTH

WRL C.A.S.E. GROWTH (FORMERLY C.A.S.E. GROWTH PORTFOLIO)

WRL GE U.S. EQUITY (FORMERLY U.S. EQUITY PORTFOLIO)

WRL DREYFUS MID CAP

WRL NWQ VALUE EQUITY (FORMERLY VALUE EQUITY PORTFOLIO)

WRL T. ROWE PRICE DIVIDEND GROWTH


THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES EACH GROWTH EQUITY PORTFOLIO OF THE FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS. FOR FURTHER INFORMATION ON THESE PORTFOLIOS, PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 39, AND THE FUND'S SAI.

[GRAPHIC OMITTED]  OBJECTIVES

WRL SALOMON ALL CAP
This portfolio seeks capital appreciation.

WRL JANUS GROWTH
This portfolio seeks growth of capital.

WRL GOLDMAN SACHS GROWTH
This portfolio seeks long-term growth of capital.

WRL C.A.S.E. GROWTH
This portfolio seeks annual growth of capital through investment in companies whose management, financial resources and fundamentals appear attractive on a scale measured against each company's present value.

WRL GE U.S. EQUITY
This portfolio seeks long-term growth of capital.

WRL DREYFUS MID CAP
This portfolio seeks total investment returns (including capital appreciation and income) which consistently outperform the S&P 400 Mid Cap Index.

WRL NWQ VALUE EQUITY
This portfolio seeks to achieve maximum, consistent total return with minimum risk to principal.

WRL T. ROWE PRICE DIVIDEND GROWTH
This portfolio seeks to provide an increasing level of dividend income, long-term capital appreciation, and reasonable current income through investments primarily in dividend paying stocks.

   WHAT IS A GROWTH EQUITY PORTFOLIO?

   Each growth equity portfolio invests in the common stock of companies that offer potentially rising share prices. These portfolios primarily aim to provide capital appreciation (a rise in share price) rather than steady income.

[GRAPHIC OMITTED]  POLICIES AND STRATEGIES

WRL SALOMON ALL CAP
The portfolio's sub-adviser, Salomon Brothers Asset Management Inc. (SBAM), seeks to achieve the portfolio's investment objective by investing principally in:

o Common stocks
o Convertible securities

                                 Prospectus 15

To a lesser extent, the portfolio may invest in:

o Cash and cash equivalents

This portfolio is non-diversified. The portfolio will primarily invest in common stocks, or securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

In seeking capital appreciation, the portfolio may purchase securities of: seasoned issuers; small companies; newer companies; and new issues. The portfolio may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded.

SBAM anticipates that the portfolio's investments generally will be in securities of companies which it considers to reflect the following characteristics:

    o Undervalued share prices
    o Special situations such as existing or possible changes in management or management policies, corporate structure or control, capitalization, regulatory environment, or other circumstances which could be expected to favor earnings or market price of such company's shares
    o Growth potential due to technological advances, new methods in marketing or production, new or unique products or services, changes in demands for products or services or other significant new developments

SBAM uses a "bottom-up," fundamental research process to select the portfolio's securities. They seek to identify individual companies with earnings growth potential that may not be recognized by the market.

SBAM may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to pursue its investment objective.

WRL JANUS GROWTH
The Portfolio's sub-adviser, Janus Capital Corporation (Janus), seeks to achieve the portfolio's objective by investing principally in:

o Common stocks

The portfolio's strategy is to invest almost all of its assets in common stock at times when Janus believes the market environment favors such investing.

Janus generally takes a "bottom-up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

WRL GOLDMAN SACHS GROWTH
The portfolio's sub-adviser, Goldman Sachs Asset Management (GSAM), seeks to achieve the portfolio's objective by investing principally in:

o Equity securities

The portfolio will invest at least 90% of total assets in a diversified portfolio of equity securities that are considered by GSAM to have long-term capital appreciation potential. Although the portfolio will invest primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities,


                                  Prospectus 16
including securities of issuers in emerging (developing) countries and securities quoted in foreign currencies.

Equity securities for this portfolio are selected based on their prospects for above-average growth. GSAM will select securities of growth companies trading, in GSAM's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples.

In order to determine whether a security has favorable growth prospects, GSAM ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price:

    o prospects for above average sales and earnings growth per share
    o high return on invested capital
    o free cash flow generation
    o sound balance sheet, financial and accounting policies, and overall financial strength
    o strong competitive advantages
    o effective research, product development, and marketing
    o pricing flexibility
    o strength of management
    o general operating characteristics that will enable the company to compete successfully in its marketplace

The portfolio generally will invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated, but whose market value per share is thought to be undervalued.

GSAM may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.

WRL C.A.S.E. GROWTH
The portfolio's sub-adviser, C.A.S.E. Management, Inc. (C.A.S.E.), seeks to achieve the portfolio's investment objective by investing principally in:

o Common stocks

o Preferred stocks

o Convertible stocks

Using proprietary forms of research, C.A.S.E. selects companies after evaluating the current economic cycle, and identifying potentially attractive sectors, industries and company-specific circumstances.

C.A.S.E. invests in common, preferred and convertible stocks of companies that it believes show below-market risk, supported by below-market multiples, along with above-average fundamentals. These fundamentals include return on equity, price-to-earnings ratio and other balance sheet factors that contribute to long-term capital growth.

The portfolio's assets are invested in companies whose stocks are traded on national exchanges or over-the-counter markets. C.A.S.E. focuses on companies that are fundamentally strong compared to other companies in the same industry, the same sector and the broad market.

C.A.S.E. applies its proprietary forms of research to companies that exhibit superior products and above-average growth rates along with sound management and financials.

Each company selected for the portfolio is monitored against more than two dozen measures of financial strength, including:

     o insiders' activity
     o market style leadership
     o earnings surprise
     o analysts' change in earnings projections
     o return on equity
     o 5-year earnings-per-share growth rate

                                 Prospectus 17

     o price-earnings ratio
     o price-to-book ratio
     o price-to-cash flow
     o institutional activity and holdings
     o relative strength price change
     o price-to-200-day moving average
     o price-to-historical rising inflation
     o price-to-declining U.S. dollar
     o earnings projected change
     o quarterly earnings per-share growth rate

Stocks are sold when C.A.S.E. views them as overvalued, or when C.A.S.E. feels the stocks have lost their strong fundamentals.

In seeking to achieve the investment objective of the portfolio, C.A.S.E. will make investment decisions without giving consideration to the turnover rate of the portfolio. As a result, the turnover rate of the portfolio may be higher than other comparable portfolios. Consequently, the portfolio may incur higher transaction related expenses than portfolios that do not engage in frequent trading.

WRL GE U.S. EQUITY
The portfolio's sub-adviser, GE Investment Management Incorporated (GEIM), seeks to meet the portfolio's investment objective by investing primarily in:

o Common and preferred stock

o Convertible securities (convertible preferred stock, convertible bonds, convertible debentures, convertible notes)

o Depositary receipts (ADRs, EDRs and GDRs)

o Warrants and rights

GEIM, under normal conditions, invests at least 65% of its assets in equity securities of U.S. companies. GEIM combines "value" and "growth" investment management styles. As a result, the portfolio has characteristics similar to the S&P 500, including capital appreciation and income. Stock selection is key to the portfolio.

Through fundamental company research, the portfolio managers seek to identify securities of large companies with characteristics such as: attractive valuations, financial strength and high quality management focused on generating shareholder value.

The portfolio may also invest to a lesser extent in foreign securities and debt securities.

WRL DREYFUS MID CAP
The portfolio's sub-adviser, The Dreyfus Corporation (Dreyfus), seeks to achieve the portfolio's investment objective by investing principally in:

o Common stocks of medium capitalization companies

To a lesser extent, Dreyfus may invest portfolio assets in:

o Common stocks of large and small capitalization companies, including emerging (developing) and cyclical growth companies

Dreyfus seeks to have a diversified portfolio of the common stocks of mid-capitalization companies which offer above-average potential for appreciation based on its multi-factor evaluation approach. The multi-factor evaluation approach centers around the ability to identify and dynamically weigh the fundamental characteristics driving current market returns, and to construct portfolios by actively selecting stocks possessing positive exposure to these preferred characteristics.

Generally, the factors which drive the investment process can be classified into three categories:

o Earnings momentum indicators

o Company financial attributes

o Relative Value Measures

WRL NWQ VALUE EQUITY
The portfolio's sub-adviser, NWQ Investment Management Company, Inc. (NWQ), seeks to achieve its objective by investing principally in:

o Common stocks

To a lesser extent, NWQ may invest portfolio assets in:

o Money market and short-term instruments (Treasury Bills)

o ADRs and exchange listed foreign stocks


                                 Prospectus 18

NWQ employs a value-oriented approach to investing, combining top-down and bottom-up disciplines.

NWQ will use statistical measures to look for above-average stock valuations, screening for below-average price-to-earnings and price-to-book ratios, above-average dividend yields and strong financial stability.

NWQ also identifies those market sectors believed to benefit from long-term positive fundamentals, and focuses on the companies within these sectors which represent above-average statistical value and are undervalued when purchased.

The portfolio consists primarily of mid-capitalization to large capitalization companies. NWQ considers the following when making a security selection:

o below-average price-to-earnings ratios

o below-average price-to-book

o strong financial stability

o industries/sectors with strong long-term fundamentals

o leading/strong market positions

o uses earnings averaged over both strong and weak periods in evaluating cyclical companies

WRL T. ROWE PRICE DIVIDEND GROWTH
The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by investing principally in:

o Dividend-paying common stocks with favorable prospects for increasing dividends and long-term appreciation

To a lesser extent, T. Rowe Price may invest in:

o Foreign securities

o Futures

T. Rowe Price typically invests at least 65% of total assets in common stocks of dividend-paying companies that it expects to increase their dividends over time and also provide long-term appreciation.

T. Rowe Price believes that a track record of dividend increases is an excellent indicator of financial health and growth prospects, and over the long-term, income can contribute significantly to total return. Dividends can also help reduce the portfolio's volatility during periods of market turbulence and help offset losses when stock prices are falling.

T. Rowe Price looks for stocks with sustainable, above-average growth in earnings and dividends, and attempts to buy them when they are temporarily out of favor or undervalued by the market. In selecting investments,
T. Rowe Price favors companies with one or more of the following:

    o Either a track record of, or the potential for, above-average earnings and dividend growth
    o A competitive current dividend yield
    o A sound balance sheet and solid cash flow to support future dividend increases
    o A sustainable competitive advantage and leading market position
    o Attractive valuations such as a relatively high dividend yield

While the portfolio invests primarily in common stocks, T. Rowe Price may also purchase other securities including foreign securities, convertible securities, warrants, preferred stocks, and corporate and government debt when considered consistent with the portfolio's objective. Futures and options may be used for any number of reasons, including: managing the portfolio's exposure to securities prices and foreign currencies; to enhance income; to manage cash flows efficiently; or to protect the value of portfolio securities.

The portfolio may sell securities for a variety of reasons such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

[GRAPHIC OMITTED]  RISKS

The principal risks of investing in Growth Equity Portfolios that may adversely affect your investment are described below. (Not all of these risks apply to each Growth Equity Portfolio. See the chart below for the principal risks of your portfolio.) Please note that there are many other circumstances which could adversely affect your investment and prevent a portfolio from achieving its objective, which are not described here.


                                 Prospectus 19

Please refer to the section entitled "Explanation of Strategies and Risks," beginning on page 39, and the Fund's SAI for more information about the risks associated with investing in the Growth Equity Portfolios.

                                PRINCIPAL RISKS
                           GROWTH EQUITY PORTFOLIOS

                                                                       PORTFOLIO
                                                                       ---------
                                                                                                                    WRL
                                                        WRL                                              WRL      T. ROWE
                                 WRL         WRL      GOLDMAN        WRL         WRL         WRL         NWQ       PRICE
                               SALOMON      JANUS      SACHS      C.A.S.E.     GE U.S.     DREYFUS      VALUE     DIVIDEND
RISKS                          ALL CAP     GROWTH      GROWTH      GROWTH       EQUITY     MID CAP     EQUITY      GROWTH
-----
NON-DIVERSIFICATION                 X
STOCKS                              X          X           X            X           X           X          X            X
MEDIUM SIZED COMPANIES                         X                                                X
FOREIGN SECURITIES                             X           X                        X                      X            X
EMERGING MARKETS RISK                          X           X                        X
CONVERTIBLES                        X                                   X           X                                   X
PROPRIETARY RESEARCH                                                    X
STYLE RISK                          X          X           X            X           X           X          X            X
FUTURES AND OPTIONS                            X                                                X                       X
DEPOSITARY RECEIPTS                                                                 X                      X            X
WARRANTS & RIGHTS                              X                                    X
DIVIDEND-PAYING COMPANIES                                                                                               X

o NON-DIVERSIFICATION
To the extent a portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.

o STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio go up and down.

o MEDIUM-SIZED COMPANIES
These companies present additional risks because their earnings may be less predictable, their share price more volatile, and their securities less liquid than larger more established companies.

o FOREIGN SECURITIES
Investments in foreign securities involve risks relating to political, social and economic developments abroad as well as risks resulting from differences in regulations to which U.S. and foreign issuers and markets are subject. These risks include:

     o Changes in currency values
     o Currency speculation
     o Currency trading costs
     o Different accounting and reporting practices
     o Less information available to the public
     o Less (or different) regulation of securities markets

                                 Prospectus 20

     o More complex business negotiations
     o Less liquidity
     o More fluctuations in market prices
     o Delays in settling foreign securities transactions
     o Higher costs for holding foreign securities (custodial fees)
     o Higher transaction costs
     o Vulnerability to seizure and taxes
     o Political instability and small markets
     o Different market trading days


o EMERGING MARKETS RISK
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

o CONVERTIBLES
As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, increase as interest rates decline.

o PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

o DIVIDEND-PAYING COMPANIES (WRL T. ROWE PRICE DIVIDEND GROWTH)
T. Rowe Price's emphasis on dividend-paying companies could result in a concentration in large-capitalization stocks. At times, stocks such as these may lag shares of smaller, faster-growing companies. The portfolio's efforts to buy stocks that appear temporarily out of favor also carries the risk that a stock or group of stocks may remain out of favor for a long time and may continue to decline.

o  STYLE RISK
Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may underperform other portfolios that employ a different style. A portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

     o GROWTH INVESTING RISK
       Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth oriented funds will typically underperform when value investing is in favor.

o FUTURES AND OPTIONS
Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

o Inaccurate market predictions

o Imperfect correlation

o Illiquidity

o Tax considerations

The portfolios are not required to hedge their investments.

o WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.



                                 Prospectus 21

o DEPOSITARY RECEIPTS
Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. They are subject to some of the same risks as direct investments in foreign securities, including currency risk. The regulatory requirements with respect to depositary receipts that are issued in sponsored and unsponsored programs are generally similar, but the issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the depositary receipts.

YOU MAY LOSE MONEY IF YOU INVEST IN ANY OF THE GROWTH EQUITY PORTFOLIOS.

[GRAPHIC OMITTED]  INVESTOR PROFILES

WRL SALOMON ALL CAP
For the investor who wants long-term growth of capital and who can tolerate the risks of a non-diversified portfolio and fluctuations in their investment.

WRL JANUS GROWTH
For the investor who wants capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.

WRL GOLDMAN SACHS GROWTH
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

WRL C.A.S.E. GROWTH
For the investor who seeks growth on a quarterly basis, but wants a diversified portfolio that seeks to have investments in companies that have below market risk characteristics. The investor should be comfortable with the price fluctuations of a stock portfolio.

WRL GE U.S. EQUITY
For the investor who seeks long-term growth from a diversified portfolio that combines "value" and "growth" investment management styles. As a result, the portfolio will have characteristics similar to the S&P 500. The investor should be comfortable with the price fluctuations of a stock portfolio and be willing to accept higher short-term risk for potential long-term returns.

WRL DREYFUS MID CAP
For the investor who seeks total returns exceeding the S&P 400 Mid Cap Index and who can tolerate fluctuations inherent to mid-cap stock investing.

WRL NWQ VALUE EQUITY
For the investor who seeks both capital preservation and long-term capital appreciation and who can tolerate fluctuations inherent in stock investing.

WRL T. ROWE PRICE DIVIDEND GROWTH
For the investor who wants a reasonable level of current income from equity investments that has the potential to rise faster than inflation, along with capital appreciation and who can tolerate significant fluctuations in the value of their investment.


                                 Prospectus 22

[GRAPHIC OMITTED]  PORTFOLIO PERFORMANCE

The bar charts and tables below give an indication of the portfolios' risks and performance. The charts show changes in a portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. These fees and expenses would lower investment performance. The tables show how a portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.

Because the WRL Salomon All Cap, WRL Goldman Sachs Growth, WRL Dreyfus Mid Cap, and WRL T. Rowe Price Dividend Growth portfolios commenced operations in 1999, their performance history is not included.

WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

WRL JANUS GROWTH
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1989    1990    1991    1992    1993    1994    1995    1996     1997     1998
----    ----    ----    ----    ----    ----    ----    ----     ----     ----
47.04%  (0.22)% 59.79%  2.35%   3.97%   (8.31)% 47.12%  17.96%   17.54%   64.47%


         HIGHEST AND LOWEST RETURN
           (Quarterly 1988-1998)
-------------------------------------------
                             QUARTER ENDED
Highest       28.73 %          12/31/98
Lowest       (16.60)%           9/30/90

--------------------------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURNS
             (through December 31, 1998)
-----------------------------------------------------
                     1 YEAR     5 YEARS     10 YEARS
WRL Janus Growth     64.47%      25.20%       22.61%
S&P 500 Index        28.58%      24.06%       19.21%

--------------------------------------------------------------------------------


 WRL C.A.S.E. GROWTH
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1996      1997      1998
----      ----      ----
17.50%    15.03%     2.47%

         HIGHEST AND LOWEST RETURN
           (Quarterly 1995-1998)
-------------------------------------------
                             QUARTER ENDED
Highest       26.60 %          12/31/98
Lowest       (22.50)%           9/30/98

--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURNS
            (through December 31, 1998)
---------------------------------------------------
                                          SINCE
                                        INCEPTION
                          1 YEAR      (MAY 1, 1995)
WRL C.A.S.E. Growth        2.47%          15.01%
Wilshire 5000 Index       21.72%          24.69%

--------------------------------------------------------------------------------


                                 Prospectus 23

 WRL GE U.S. EQUITY
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1997      1998
----      ----
27.01%    22.87%

         HIGHEST AND LOWEST RETURN
           (Quarterly 1997-1998)
--------------------------------------------
                              QUARTER ENDED
 Highest       19.59 %          12/31/98
 Lowest       (10.14)%           9/30/98

--------------------------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURNS
            (through December 31, 1998)
----------------------------------------------------
                                         SINCE
                                       INCEPTION
                        1 YEAR     (JANUARY 2, 1997)
WRL GE U.S. Equity      22.87%           25.00%
S&P 500 Index           28.58%           31.13%

--------------------------------------------------------------------------------

 WRL NWQ VALUE EQUITY
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1997      1998
----      ----
25.04%    -4.78%

         HIGHEST AND LOWEST RETURN
           (Quarterly 1996-1998)
--------------------------------------------
                              QUARTER ENDED
 Highest       13.44 %           6/30/97
 Lowest       (17.95)%           9/30/98

--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS
          (through December 31, 1998)
------------------------------------------------
                                       SINCE
                                     INCEPTION
                      1 YEAR       (MAY 1, 1996)
WRL NWQ Value
  Equity               (4.78)%        11.83%
S&P 500 Index          28.58 %        28.96%

--------------------------------------------------------------------------------

                                 Prospectus 24

BALANCED PORTFOLIOS

WRL DEAN ASSET ALLOCATION (FORMERLY TACTICAL ASSET ALLOCATION PORTFOLIO)

WRL LKCM STRATEGIC TOTAL RETURN (FORMERLY STRATEGIC TOTAL RETURN PORTFOLIO)

WRL J.P. MORGAN REAL ESTATE SECURITIES (FORMERLY REAL ESTATE SECURITIES
  PORTFOLIO)

WRL FEDERATED GROWTH & INCOME (FORMERLY GROWTH & INCOME PORTFOLIO)

WRL AEGON BALANCED (FORMERLY BALANCED PORTFOLIO)


THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES EACH BALANCED PORTFOLIO OF THE FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS. FOR FURTHER INFORMATION ON THESE PORTFOLIOS, PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 39, AND THE FUND'S SAI.

[GRAPHIC OMITTED]  OBJECTIVES

WRL DEAN ASSET ALLOCATION
The objective of this portfolio is to seek preservation of capital and competitive investment returns.

WRL LKCM STRATEGIC TOTAL RETURN
The objective of this portfolio is to provide current income, long-term growth of income and capital appreciation.

WRL J.P. MORGAN REAL ESTATE SECURITIES
This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

WRL FEDERATED GROWTH & INCOME
This portfolio seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

WRL AEGON BALANCED
This portfolio seeks preservation of capital, reduced volatility, and superior long-term risk-adjusted returns.

   WHAT IS A BALANCED PORTFOLIO?
   A balanced portfolio generally tries to balance three different objectives: moderate long-term growth of capital, moderate income, and moderate stability in an investor's principal. To reach these goals, balanced portfolios invest in a mixture of stocks, bonds and money market instruments.

[GRAPHIC OMITTED]  POLICIES AND STRATEGIES

WRL DEAN ASSET ALLOCATION
The portfolio's sub-adviser, Dean Investment Associates (Dean), seeks to achieve the portfolio's investment objective by investing principally in:

o Income-producing common and preferred stocks

o Debt obligations of U.S. issuers, some of which will be convertible into common stocks

o U.S. Treasury bonds, notes and bills

o Money market funds

In selecting stocks, Dean focuses on high-quality, liquid, large capitalization stocks, using a bottom-up screening process to identify stocks that are statistically undervalued. Dean's ultimate goal is to choose stocks whose price has been driven down by a market that has over-reacted to perceived risks. With this approach, the


                                 Prospectus 25
portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000 Index, a widely recognized unmanaged index of market performance which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $9.9 billion; the median market capitalization was approximately $3.7 billion. The smallest company in the index had an approximate market capitalization of $1,404.7 million.

Dean employs an investment technique called "asset allocation," which shifts assets from one class of investment to another (such as from equity to debt) when it anticipates changes in market direction.

Dean will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds (up to 10% of total assets).

Dean has developed forecasting models to predict movements in the stock market for both short (12 to 18-month) and long (3 to 5-year) time periods. These models help compare the risks and rewards Dean anticipates in holding stocks versus debt instruments and money market funds. Such techniques may result in increased portfolio expenses such as brokerage fees.

Thus, the models determine when Dean is to "tactically" adjust the portfolio's asset allocation among stocks, bonds, U.S. debt obligations and money market funds.

WRL LKCM STRATEGIC TOTAL RETURN
The portfolio's sub-adviser, Luther King Capital Management Corporation (LKCM), seeks to achieve the portfolio's investment objective by investing primarily in:

o Common stocks

o Corporate bonds

o Convertible preferred stocks

o Corporate convertible bonds

o U.S. Treasury Notes

The portfolio seeks to invest in a blend of equity and fixed-income securities to achieve a balance of capital appreciation and investment income while limiting volatility. The portfolio will also invest in convertible securities, which have both equity and fixed-income characteristics. In choosing such securities, LKCM looks for companies with strong fundamental characteristics. It considers factors such as:

     o balance sheet quality
     o cash flow generation
     o earnings and dividend growth record and outlook
     o profitability levels

In some cases, LKCM bases its selections on other factors. For example, some securities may be bought at an apparent discount to their appropriate value, with the anticipation that they'll increase in value over time.

The portfolio seeks to achieve an income yield greater than the average yield of the stocks in the S&P 500.

The portfolio invests mainly in the stocks and bonds of companies with established operating histories and strong fundamental characteristics. The majority of the stocks the portfolio buys will be listed on a national exchange or traded on NASDAQ or domestic over-the-counter markets.

LKCM closely analyzes a company's financial status and a security's valuation in an effort to control risk at the individual level. In addition, the growth elements of the portfolio's equity investments drive capital appreciation.

As part of its income-oriented strategy, LKCM expects to invest about 25% of the portfolio's assets in fixed-income securities, some of which will be convertible into common stocks, and no more than 20% of its assets in stocks that don't pay a dividend.

WRL J.P. MORGAN REAL ESTATE SECURITIES
This portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (J.P. Morgan), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

o Common stocks

o Convertible securities

                                 Prospectus 26

Under normal conditions, J.P. Morgan invests at least 65% of portfolio assets in real estate company securities. A company is considered to be a real estate company if at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

Companies chosen are generally contained in the National Association of Real Estate Investment Trusts (NAREIT) Equity without Healthcare Index. Based on internal fundamental equity and real estate research, and using a dividend discount model, J.P. Morgan ranks these companies within four broad sectors of the real estate industry from undervalued to overvalued. From this target universe, J.P. Morgan selects stocks for the portfolio based on a variety of criteria including managerial strength, geographic diversification, prospects for growth and the company's competitive position.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (REMIC) certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio is non-diversified under federal securities laws.

The portfolio's classification as "non-diversified" under the 1940 Act means that the portfolio has the ability to take larger positions in a smaller number of issuers. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

WRL FEDERATED GROWTH & INCOME
The portfolio's sub-adviser, Federated Investment Counseling (Federated), seeks to achieve the portfolio's objective by investing principally in:

o Common stocks

o Convertible securities

o REITs

o Fixed income securities

o Foreign securities

Federated seeks total return by investing primarily in common stocks that provide the opportunity for capital appreciation or high dividend income. Federated seeks capital appreciation by investing primarily in undervalued, overlooked common stocks. These securities are generally trading at low historical valuations, relative to the market and to industry peers, which do not reflect positive changes in the companies' outlook. To achieve high current income, Federated seeks to invest in securities that offer higher dividends than the overall market. Convertible stocks and bonds, real estate investment trusts and securities issued by utility companies are generally the types of securities that Federated may emphasize in order to enhance the portfolio's dividend income. Federated may also invest a portion of the portfolio's assets in securities of companies based outside the U.S. to diversify the portfolio's holdings and to gain exposure to the foreign market.

Federated attempts to invest in securities that have defensive characteristics by selecting securities that appear to have a low probability of significant price decline relative to the overall equity market. In Federated's opinion, these securities generally will have a comparatively low volatility in share price relative to the overall equity market. Federated also may emphasize investments in securities that provide high dividend income to seek to invest in less volatile equity securities. Federated also may allocate a portion of the assets in cash or government securities when the markets appear to be overpriced.

To identify companies for portfolio investment, Federated uses a model which looks at a company's financial and earnings strength, management skill and business prospects, and at the prospect of comparatively low volatility in share price. In addition, Federated performs traditional fundamental and credit analyses to select the most promising companies for the portfolio. Federated may emphasize investments in certain industry sectors that offer securities that have these attributes. To determine the timing of purchases and sales of portfolio securities, Federated looks at recent stock price performance.


                                 Prospectus 27

WRL AEGON BALANCED
This portfolio's sub-adviser, AEGON USA Investment Management, Inc. (AIMI), seeks to achieve the portfolio's objective by investing principally in:

o Common stocks (primarily of domestic large cap companies)

o U.S. Treasuries

o Convertible securities

AIMI uses a top-down investment strategy to find stocks of medium to large capitalization companies that fit a value criteria. The process for selecting companies is based on fundamental analysis.

More specifically, AIMI looks at the industry structure, organizational structure, financial structure, and business prospects of each portfolio company. It then applies the analysis of these factors to financial forecasts which, in turn, drives the valuation of a company's stock. AIMI uses a two stage dividend discount model to value a company. Once AIMI initiates a position it monitors and continually reassesses its prior analysis. When AIMI believes the price fully reflects its independent valuation or there is a significant change in the fundamentals of the company, the portfolio sells the security.

[GRAPHIC OMITTED]  RISKS

The principal risks of investing in Balanced Portfolios that may adversely affect your investment are described below. (Not all of these risks apply to each Balanced Portfolio. See the chart below for the principal risks of your portfolio.) Please note that there are many other circumstances that could adversely affect your investment and prevent a portfolio from achieving its objective, which are not described here. Please refer to the section entitled "Explanation of Strategies and Risks," beginning on page 39 and the Fund's SAI for more information about the risks associated with investing in Balanced Portfolios.

                                PRINCIPAL RISKS
                              BALANCED PORTFOLIOS

                                                         PORTFOLIO
                                                         ---------
                                               WRL
                                 WRL           LKCM           WRL            WRL
                                DEAN        STRATEGIC     J.P. MORGAN     FEDERATED       WRL
                                ASSET         TOTAL       REAL ESTATE      GROWTH &      AEGON
RISKS                        ALLOCATION       RETURN       SECURITIES       INCOME      BALANCED
-----
STOCKS                               X             X               X             X            X
FIXED-INCOME SECURITIES                            X                             X            X
CONVERTIBLES                                       X                             X            X
REAL ESTATE SECURITIES                                             X             X
QUANTITATIVE MODELS                  X
NON-DIVERSIFIED                                                    X
FOREIGN SECURITIES                                                               X
DEPOSITARY RECEIPTS                                                              X

o STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in a portfolio will go up and down.

o FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in the interest rate, and other market conditions and factors. The risks include:

     o Changes in interest rates
     o Length of time to maturity
     o Issuers defaulting on their obligations to pay interest or return principal


                                 Prospectus 28

o HIGH-YIELD/HIGH-RISK FIXED-INCOME SECURITIES

     o Credit risk
     o Greater sensitivity to interest rate movements
     o More speculative than higher rated securities
     o Greater vulnerability to economic changes
     o Decline in market value in event of default
     o Less liquidity

o CONVERTIBLES
As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

o REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include:

     o Declining real estate value
     o Risks relating to general and local economic conditions
     o Over-building
     o Increased competition for assets in local and regional markets
     o Increases in property taxes
     o Increases in operating expenses or interest rates
     o Change in neighborhood value or the appeal of properties to tenants
     o Insufficient levels of occupancy
     o Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

o QUANTITATIVE MODELS
Securities selected using statistical models may result in incorrect asset allocations causing overall returns to be lower than if other methods of selection were used.

o NON-DIVERSIFIED
To the extent a portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risks of loss with respect to its portfolio securities.

YOU MAY LOSE MONEY IF YOU INVEST IN ANY OF THE BALANCED PORTFOLIOS

[GRAPHIC OMITTED]  INVESTOR PROFILES

WRL DEAN ASSET ALLOCATION
For the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

WRL LKCM STRATEGIC
TOTAL RETURN
For the investor who wants current income with the prospect of income growth, plus the prospect of capital growth. The investor should be comfortable with the price fluctuations of a portfolio that invests in both equity and fixed-income securities.

WRL J.P. MORGAN REAL
ESTATE SECURITIES
For the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

WRL FEDERATED GROWTH & INCOME
For the investor who seeks high current income and moderate capital appreciation and is willing to accept certain special risks associated with sector investing. (A sector is a broad grouping of specific industries.)

WRL AEGON BALANCED
For the investor who wants capital growth and income from the same investment, but who also wants an investment which has the prospect of sustaining its interim principal value through maintaining a balance between equity and debt. This portfolio is not designed for investors who desire a consistent level of income.


                                 Prospectus 29

[GRAPHIC OMITTED]  PORTFOLIO PERFORMANCE

The bar charts and tables below give an indication of the portfolios' risks and performance. The charts show changes in a portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. These fees and expenses would lower investment performance. The tables show how a portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.

Because the WRL J.P. Morgan Real Estate Securities portfolio commenced operations in mid-1998, its performance history is not included.

WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

 WRL DEAN ASSET ALLOCATION
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1995      1996      1997      1998
----      ----      ----      ----
20.09%    14.42%    16.59%    8.33%

        HIGHEST AND LOWEST RETURN
          (Quarterly 1995-1998)
------------------------------------------
                            QUARTER ENDED
Highest       9.03 %           6/30/97
Lowest       (6.01)%           9/30/98

--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS
           (through December 31, 1998)
-------------------------------------------------
                                      SINCE
                                    INCEPTION
                    1 YEAR      (JANUARY 3, 1995)
WRL Dean Asset
  Allocation        8.33%             14.80%
S&P 500 Index      28.58%             30.59%

--------------------------------------------------------------------------------

 WRL LKCM STRATEGIC TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1994      1995      1996      1997      1998
----      ----      ----      ----      ----
(0.53)%   24.66%    15.00%    21.85%     9.64%

         HIGHEST AND LOWEST RETURN
           (Quarterly 1993-1998)
-------------------------------------------
                             QUARTER ENDED
 Highest      13.06 %         6/30/97
 Lowest       (8.05)%         9/30/98

--------------------------------------------------------------------------------

                 AVERAGE ANNUAL TOTAL RETURNS
                  (through December 31, 1998)
---------------------------------------------------------------
                                                     SINCE
                                                   INCEPTION
                        1 YEAR      5 YEARS     (MARCH 1, 1993)
WRL LKCM Strategic
   Total Return          9.64%       13.76%          14.12%
S&P 500 Index           28.58%       24.06%          21.81%

--------------------------------------------------------------------------------

                                 Prospectus 30

WRL FEDERATED GROWTH & INCOME
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1995      1996      1997      1998
----      ----      ----      ----
25.25%    11.64%    24.65%     3.05%

        HIGHEST AND LOWEST RETURN
          (Quarterly 1994-1998)
------------------------------------------
                            QUARTER ENDED
Highest       9.72 %          12/31/96
Lowest       (2.61)%           9/30/96

--------------------------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURNS
            (through December 31, 1998)
----------------------------------------------------
                                          SINCE
                                        INCEPTION
                         1 YEAR      (MARCH 1, 1994)
WRL Federated
   Growth & Income        3.05%            1.78%
Russell 3000 Index       22.32%           20.51%

--------------------------------------------------------------------------------


 WRL AEGON BALANCED
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1995      1996      1997      1998
----      ----      ----      ----
19.80%    10.72%    17.10%     6.93%

        HIGHEST AND LOWEST RETURN
          (Quarterly 1994-1998)
------------------------------------------
                            QUARTER ENDED
Highest       9.84 %          12/31/98
Lowest       (6.56)%           9/30/98

--------------------------------------------------------------------------------

         AVERAGE ANNUAL TOTAL RETURNS
          (through December 31, 1998)
-----------------------------------------------
                                     SINCE
                                   INCEPTION
                    1 YEAR      (MARCH 1, 1994)
WRL AEGON
  Balanced           6.93%            9.71%
S&P 500 Index       28.58%           24.80%

--------------------------------------------------------------------------------

                                 Prospectus 31

FIXED-INCOME PORTFOLIO(S)

WRL AEGON BOND (FORMERLY BOND PORTFOLIO)

THIS RISK/REWARD SUMMARY BRIEFLY DESCRIBES EACH FIXED-INCOME PORTFOLIO OF THE FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO(S). FOR FURTHER INFORMATION ON THE PORTFOLIO(S), PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 39, AND THE FUND'S SAI.

[GRAPHIC OMITTED]  OBJECTIVES

WRL AEGON BOND
This Portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

   WHAT IS A FIXED-INCOME PORTFOLIO?
   Fixed-income portfolios primarily invest in debt securities that pay interest. When the debt security is purchased, the portfolio owns "debt" and becomes an indirect creditor to the company or government that issued the bond.

[GRAPHIC OMITTED]  POLICIES AND STRATEGIES

WRL AEGON BOND
The portfolio's sub-adviser, AEGON USA Investment Management, Inc. (AIMI) seeks to achieve the portfolio's objective by investing principally in:

o U.S. government securities obligations, including Treasury and Agency Securities

o Medium to high-quality corporate bonds

To a lesser extent AIMI may invest in:

o Mortgage-backed securities, including pass-through and Collateralized Mortgage Obligations (CMOs)

o Asset-backed securities

o U.S. dollar-denominated foreign bonds

o Short-term securities, including agency discount notes and commercial paper

AIMI takes an approach in the daily management of the portfolio that it considers to be conservative, striving to participate in the bond market's advances while preserving capital on the downside.

AIMI uses its Core Fixed-Income Strategy through which it draws from all of its organizational resources. AIMI utilizes a disciplined process to gather information on key factors for evaluation of the market environment.

The Fixed-Income Strategy Committee then sets policy directives that reflect AIMI's interest rate outlook and expectations for the relative performance of the major bond market sectors.

AIMI then selects securities that are considered by it to be most appropriate based on AIMI's findings.

[GRAPHIC OMITTED]  RISKS

The principal risks of investing in the Fixed-Income Portfolio that may adversely affect your investment are described below. Please note that there are many other circumstances that could adversely affect your investment and prevent a portfolio from achieving its objective, which are not described here. Please refer to the section entitled "Explanation of Strategies and Risks" beginning on page 39 and the Fund's SAI for more information about the risks associated with investing in the Fixed-Income Portfolio.

o FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. The risks include:

     o Changes in interest rates
     o Length of time to maturity
     o Issuers defaulting on their obligations to pay interest or return principal (Credit Risk)


                                 Prospectus 32

o HIGH-YIELD/HIGH-RISK FIXED-INCOME SECURITIES

    o Credit risk
    o Greater sensitivity to interest rate movements than higher rated securities
    o More speculative than higher rated securities
    o Greater vulnerability to economic changes
    o Decline in market value in event of default
    o Less liquidity

o CREDIT RISK
The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment grade debt securities may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.


o INTEREST RATE RISK
Bond prices rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond's price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction, which may affect the sub-adviser's ability to predict interest rate movements and select portfolio investments.

o MORTGAGE- AND OTHER ASSET-BACKED SECURITIES

    o Repayment sooner than stated maturity dates resulting in greater price and yield volatility than with traditional fixed-income securities
    o Prepayments resulting in lower return
    o Values may change based on creditworthiness of issuers
    o Interest rate risks

o PROPRIETARY RESEARCH
AIMI's proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

[GRAPHIC OMITTED]  INVESTOR PROFILE

WRL AEGON BOND
For the investor seeking current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.


                                 Prospectus 33

[GRAPHIC OMITTED]  PORTFOLIO PERFORMANCE

The bar chart and table below gives an indication of the portfolio's risks and performance. The chart shows changes in the portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.

WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

WRL AEGON BOND
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1989    1990     1991    1992    1993    1994     1995    1996    1997    1998
----    ----     ----    ----    ----    ----     ----    ----    ----    ----
14.65%   6.21%   18.85%   6.79%  13.38%  -6.94%   22.99%   0.14%   9.16%   9.32%

        HIGHEST AND LOWEST RETURN
          (Quarterly 1988-1998)
------------------------------------------
                            QUARTER ENDED
Highest      10.39 %          6/30/89
Lowest       (4.90)%          3/31/94

--------------------------------------------------------------------------------

               AVERAGE ANNUAL TOTAL RETURNS
                (through December 31, 1998)
-----------------------------------------------------------
                           1 YEAR      5 YEARS     10 YEARS
WRL AEGON Bond              9.32%       6.46%        9.14%
Lehman Brothers
   Government/Corporate
   Bond
(LBGC) Index                9.47%       7.31%        9.34%

--------------------------------------------------------------------------------

                                 Prospectus 34

CAPITAL PRESERVATION PORTFOLIO(S)

WRL J.P. MORGAN MONEY MARKET (FORMERLY MONEY MARKET PORTFOLIO)

THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES THE CAPITAL PRESERVATION PORTFOLIO(S) AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO. FOR FURTHER INFORMATION ON THE PORTFOLIOS(S), PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 39, AND THE FUND'S SAI.

[GRAPHIC OMITTED]  OBJECTIVES

WRL J.P. MORGAN MONEY MARKET
This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

   WHAT IS A MONEY MARKET PORTFOLIO?
   A money market portfolio tries to maintain a share price of $1.00 while paying income to its shareholders. A stable share price protects your investment from loss ("preservation of principal"). If you need to sell your shares at any time, you should receive your initial investment plus any income that you have earned (thereby providing "liquidity"). However, a money market portfolio does not guarantee that you will receive your money back.

   A money market portfolio must follow SEC rules as to the investment quality, maturity, diversification and other features of the securities it purchases and the average remaining maturity of the securities cannot be greater than 90 days. The remaining maturity of a security is the period of time until the principal amount must be repaid.


[GRAPHIC OMITTED]  POLICIES AND STRATEGIES

WRL J.P. MORGAN MONEY MARKET
The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (J.P. Morgan) seeks to achieve the portfolio's objective by investing in:

o U.S. government obligations

o Domestic and certain foreign bank obligations including time deposits, certificates of deposit, bankers' acceptances and other bank obligations

o Asset-backed securities

o Repurchase and reverse repurchase agreements

J.P. Morgan will limit its investments to securities that present minimum credit risks, as determined by guidelines adopted by the Fund's Board. The portfolio may invest up to 25% of its total assets in securities of a single issuer if the securities will not be held for more than three business days.

The Fund's Board must approve or ratify any purchase of an unrated security or a security rated by only one nationally recognized statistical rating organization (NRSRO).

[GRAPHIC OMITTED]  RISKS

The principal risks of investing in the WRL J.P. Morgan Money Market portfolio that may adversely affect your investment are described below. Please note that there are circumstances which could adversely affect your investment and prevent a portfolio from achieving its objective, which are not described here. Please refer to the section entitled "Explanation of Strategies and Risks," beginning on page 39 and the Fund's SAI for more information about the risks associated with investing in the Capital Preservation Portfolio(s).

o U.S. GOVERNMENT OBLIGATIONS
The value of the U.S. government securities will fluctuate with changing interest rates. A decrease in interest rates generally results in an increase in the value of the securities and an increase in interest rates have the opposite effect.

o BANK OBLIGATIONS
Banks are subject to extensive governmental regulations that may affect an investment. The profitability of this industry is dependent on the availability and cost of capital funds for lending under prevailing money market conditions.


Economic conditions and credit losses also affect this type of investment.


                                 Prospectus 35

o ASSET-BACKED SECURITIES

    o Repayment sooner than stated maturity dates resulting in greater price and yield volatility than with traditional fixed-income securities
    o Prepayments resulting in lower return
    o Values may change based on creditworthiness of issuers
    o Interest rate risks

o REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

A repurchase agreement involves the purchase of a security by a portfolio and a simultaneous agreement (generally from a bank or broker-dealer) to repurchase that security back from the portfolio at a specified price and date upon demand. Repurchase agreements not terminable within seven days are considered illiquid securities.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

A portfolio invests in a reverse repurchase agreement when it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. While a reverse repurchase agreement is outstanding, a portfolio will segregate with its custodian cash and other liquid assets to cover its obligation under the agreement. Reverse repurchase agreements are considered a form of borrowing by the portfolio for purposes of the 1940 Act.

Reverse repurchase agreements may expose a portfolio to greater fluctuations in the value of its assets.

Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE THERE IS NO GUARANTEE THAT IT WILL BE ABLE TO DO SO. YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

[GRAPHIC OMITTED]  INVESTOR PROFILES

WRL J.P. MORGAN MONEY MARKET
For the investor who seeks current income, preservation of capital and maintenance of liquidity.


                                 Prospectus 36

[GRAPHIC OMITTED]  PORTFOLIO PERFORMANCE

The bar chart and table below gives an indication of the portfolio's risks and performance. The chart shows changes in the portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. These fees and expenses would lower investment performance. The table shows how the portfolio's average annual return for the periods indicated compare to those of a broad measure of market performance.

WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

WRL J.P. MORGAN MONEY MARKET
--------------------------------------------------------------------------------

[GRAPH OMITTED]

1989    1990     1991    1992    1993    1994     1995    1996    1997    1998
----    ----     ----    ----    ----    ----     ----    ----    ----    ----
8.09%   7.09%    5.25%   3.03%   2.45%   3.44%    5.40%   5.03%   5.24%   5.26%

      HIGHEST AND LOWEST RETURN
        (Quarterly 1988-1998)
-------------------------------------
                      QUARTER ENDED
Highest     2.19%      July 31, 1989
Lowest      0.56%     April 30, 1993

--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL TOTAL RETURNS
                                  (through December 31, 1998)
----------------------------------------------------------------------------
                                1 YEAR     5 YEARS     10 YEARS
WRL J.P. Morgan
   Money Market                 5.26%       4.87%        5.01%
--------------------------------------------------------------------------------
7 DAY YIELD
--------------------------------------------------------------------------------
As of December 31, 1998         4.96%

--------------------------------------------------------------------------------

                                 Prospectus 37

RISK/REWARD INFORMATION

BEFORE YOU CHOOSE AN INVESTMENT PORTFOLIO,
PLEASE CONSIDER . . .

All of the investment portfolios involve risk, but there is also the potential for reward. You can lose money -- and you can make money. The Fund portfolios are structured so that each offers a slightly different degree of risk and reward than others.

In this prospectus, we've arranged the portfolios in order of risk/ reward from highest to lowest. Notice the scale at the right. It covers the full spectrum of risk/reward of the portfolios described in this prospectus.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:

 (1)   HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?
       The higher a portfolio is on the risk/reward spectrum, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment at the lower end of the scale that may not fluctuate in price as much.

 (2)   AM I LOOKING FOR A HIGHER RATE OF RETURN?
       Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a portfolio at the higher end of the spectrum may be right for you.

A final note: These portfolios are designed for long-term investment.

Each portfolio has an investment objective that it tries to achieve by following certain investment strategies and techniques. The objective can be changed without shareholder vote.

                               [GRAPHIC OMITTED]
                                                      WRL VKAM EMERGING GROWTH
                                                   WRL T. ROWE PRICE SMALL CAP
                                                   WRL GOLDMAN SACHS SMALL CAP
                                             WRL PILGRIM BAXTER MID CAP GROWTH
                                                   WRL ALGER AGGRESSIVE GROWTH
                                                       WRL THIRD AVENUE VALUE



                                                     WRL GE/SCOTTISH EQUITABLE
                                                       INTERNATIONAL EQUITY
                                                             WRL JANUS GLOBAL



                                                          WRL SALOMON ALL CAP
                                                              WRL JANUS GROWTH
                                                     WRL GOLDMAN SACHS GROWTH
                                                          WRL C.A.S.E. GROWTH
                                                           WRL GE U.S. EQUITY
                                                          WRL DREYFUS MID CAP
                                                         WRL NWQ VALUE EQUITY
                                            WRL T. ROWE PRICE DIVIDEND GROWTH



                                                    WRL DEAN ASSET ALLOCATION
                                              WRL LKCM STRATEGIC TOTAL RETURN
                                                          WRL J.P. MORGAN REAL
                                                            ESTATE SECURITIES
                                                 WRL FEDERATED GROWTH & INCOME
                                                           WRL AEGON BALANCED



                                                               WRL AEGON BOND



                                                  WRL J.P. MORGAN MONEY MARKET




                                 Prospectus 38

EXPLANATION OF STRATEGIES AND RISKS

HOW TO USE THIS SECTION

In the discussions of the individual portfolios on pages 2 through 37, you found descriptions of the strategies and risks associated with each. In those pages, you were referred to this section for a more complete description of the risks. For best understanding, first read the description of the portfolio you're interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.


[GRAPHIC OMITTED]
DIVERSIFICATION AND CONCENTRATION. The 1940 Act classifies investment companies as either diversified or non-diversified.

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

All of the portfolios (except WRL Salomon All Cap, WRL Third Avenue Value, and WRL J.P. Morgan Real Estate Securities) qualify as diversified funds under the 1940 Act. The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):

o As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.

o As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

o As a fundamental policy governing concentration, no portfolio will invest more than 25% of its assets in any one particular industry, other than U.S. government securities.

WRL Salomon All Cap, WRL Third Avenue Value and WRL J.P. Morgan Real Estate Securities each reserves the right to become a diversified investment company (as defined by the 1940 Act).

[GRAPHIC OMITTED]
INVESTING IN COMMON STOCKS. Many factors cause common stocks to go up and down in price. A major one is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When your portfolio holds stocks, there's a risk that some or all of them may be down in price when you choose to sell, causing you to lose money. This is called MARKET RISK.

[GRAPHIC OMITTED]
INVESTING IN PREFERRED STOCKS. Because these stocks come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. But if a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

[GRAPHIC OMITTED]
INVESTING IN CONVERTIBLE SECURITIES, PREFERRED STOCKS, AND BONDS. Since preferred stocks and corporate bonds pay a stated return, their prices usually don't depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are CONVERTIBLE into their common stocks. Linked to the common stock in this way, convertible securities go up and down in price as the common stock does, adding to their market risk.

[GRAPHIC OMITTED]
VOLATILITY. The more an investment goes up and down in price, the more VOLATILE it is. Volatility increases the market risk because even though your portfolio may go UP more than the market in good times, it may also go


                                 Prospectus 39

DOWN more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more.

[GRAPHIC OMITTED]
INVESTING IN BONDS. Like common stocks, bonds fluctuate in value, though the factors causing this fluctuation are different, including:

o CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

o LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

o DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

o DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price. Bonds that are rated below BBB by S&P, and below Ba by Moody's, are considered to be below investment grade. Moody's rates bonds in nine categories, from Aaa to C, with Aaa being the highest with least risk. S&P rates bonds in six categories, from AAA to D, with AAA being the highest.

o LOW RATING. High-yield/high-risk fixed-income securities
  (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative than higher rated bonds, have a greater vulnerability to economic changes and are less liquid. The market for such securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold and may diminish a portfolio's ability to obtain accurate market quotations when valuing the portfolio securities and calculating the portfolio's net asset value.

o LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

o LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up". In that case, the bond may be hard to sell or "liquidate" (convert to cash).

[GRAPHIC OMITTED]
INVESTING IN FOREIGN SECURITIES. These are investments offered by foreign companies, governments and government agencies. They involve risks not usually associated with U.S. securities, including:

o CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops, the value of the securities held by a portfolio could drop too, even if the securities are strong. In turn, the value of the shares of the portfolio could also drop. Dividend and interest payments may be lower. Factors affecting exchange rates are: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks.

o CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation.

o ADRS/ADSS. Some portfolios also invest in American Depositary
  Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities


                                 Prospectus 40
   of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio incurs costs when it converts other currencies into dollars, and vice-versa.

o EURO CONVERSION. On January 1, 1999, certain participating countries in the European Economic Monetary Union adopted the "Euro" as their official currency. Other EU member countries may convert to the Euro at a later date. As of January 1, 1999, governments in participating countries issued new debt and redenominated existing debt in Euros; corporations chose to issue stocks or bonds in Euros or national currency. The new European Central Bank (the "ECB") will assume responsibility for a uniform monetary policy in participating countries. Euro conversion risks that could affect a portfolio's foreign investments include: (1) the readiness of Euro payment, clearing, and other operational systems; (2) the legal treatment of debt instruments and financial contracts in existing national currencies rather than the Euro; (3) exchange-rate fluctuations between the Euro and non-Euro currencies during the transition period of January 1, 1999 through December 31, 2002 and beyond; (4) potential U.S. tax issues with respect to portfolio securities; and (5) the ECB's abilities to manage monetary policies among the participating countries; and (6) the ability of financial institution systems to process Euro transactions.

o DIFFERENT ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

o LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make less information available to the public.

o LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S.

o MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio may find it hard to enforce obligations or negotiate favorable brokerage commission rates.

o LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

o SETTLEMENT DELAYS. "Settlement" is the process of completing a securities transaction. In many countries, this process takes longer than it does in the U.S.

o HIGHER CUSTODIAL CHARGES. Fees charged by the Fund's custodian for holding shares are higher for foreign securities than that of domestic securities.

o HIGHER TRANSACTION COSTS. Fees charged by securities brokers are often higher for transactions involving foreign securities than domestic securities. Higher expenses, such as brokerage fees, may reduce the return a portfolio might otherwise achieve.

o VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. A portfolio's interest, dividends and capital gains may be subject to foreign withholding taxes.

o POLITICAL INSTABILITY AND SMALL EMERGING MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities. Regulations of banks and capital markets can be weak.

o DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading when U.S. markets are and asset values can change before your transaction occurs.

o HEDGING. A portfolio may, but will not necessarily, enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases, and sales of such securities.

[GRAPHIC OMITTED]
INVESTING IN FUTURES, OPTIONS AND DERIVATIVES. Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts involve additional risks and costs. Risks include:

o INACCURATE MARKET PREDICTIONS. If the sub-adviser is wrong in its expectation, for example, with respect to interest rates, securities prices or currency markets, the contracts could produce losses instead of gains.


                                 Prospectus 41

o PRICES MAY NOT MATCH. Movements in the price of the financial contracts may be used to offset movements in the price of other securities you own. If those prices don't correlate or match closely, the benefits of the transaction might be diminished.

o ILLIQUID MARKETS. If there's no market for the contracts, the portfolio may not be able to control losses.

o TAX CONSEQUENCES. Sometimes the possibility of incurring high taxes on a transaction may delay closing out a position and limit the gains it would have produced.

[GRAPHIC OMITTED]
INVESTING IN SPECIAL SITUATIONS. Each portfolio may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then increase considerably in price, due to:

o A NEW PRODUCT OR PROCESS

o A MANAGEMENT CHANGE

o A TECHNOLOGICAL BREAKTHROUGH

o AN EXTRAORDINARY CORPORATE EVENT

o A TEMPORARY IMBALANCE IN THE SUPPLY OF, AND DEMAND FOR, THE
  SECURITIES OF AN ISSUER

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of a portfolio's investment in a situation.

[GRAPHIC OMITTED]
CASH POSITION
A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease.

[GRAPHIC OMITTED]
PORTFOLIO TURNOVER
A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

[GRAPHIC OMITTED]
SHORT SALES
A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

[GRAPHIC OMITTED]  INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Fund's Board of Director. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the Fund's SAI.


                                 Prospectus 42

HOW THE FUND IS MANAGED AND ORGANIZED

[GRAPHIC OMITTED]
HOW THE FUND IS MANAGED AND ORGANIZED
The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the Fund is contained in the SAI.

WRL Investment Management, Inc. (WRL Management) located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. (Prior to this date, Western Reserve served as investment adviser to the Fund). The investment adviser is a direct, wholly-owned subsidiary of Western Reserve Life Assurance Co. of Ohio (Western Reserve), which is wholly-owned by First AUSA Life Insurance Company, a stock life insurance company, which is wholly-owned by AEGON USA, Inc. AEGON USA, Inc. is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. The investment adviser had no prior experience as an adviser.

Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; to cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; to supervise the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and to maintain all books and records required to be maintained by the investment adviser.


The Fund has received an order from the Securities and Exchange Commission that will permit the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to: (1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser; (2) materially change the terms of any sub-advisory agreement; and (3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.


As compensation for its services to the portfolios, the investment adviser receives monthly compensation at an annual rate of a percentage of the average daily net assets of each portfolio. The advisory fees for each portfolio are:

                                       ADVISORY
PORTFOLIO                                FEE
WRL Janus Growth*                       0.80%
WRL AEGON Bond                          0.45%
WRL Janus Global**                      0.80%
WRL J.P. Morgan Money
   Market                               0.40%
WRL AEGON Balanced                      0.80%
WRL GE/Scottish
   Equitable International
   Equity                               1.00%
WRL Third Avenue Value                  0.80%
WRL VKAM Emerging
   Growth                               0.80%
WRL LKCM Strategic
   Total Return                         0.80%
WRL Alger Aggressive
   Growth                               0.80%
WRL Federated Growth
   & Income                             0.75%
WRL Dean Asset
   Allocation                           0.80%
WRL C.A.S.E. Growth                     0.80%
WRL NWQ Value Equity                    0.80%
WRL GE U.S. Equity                      0.80%
WRL J.P. Morgan Real
   Estate Securities                    0.80%



 * WRL Management currently waives 0.025% of its advisory fee for the first $3 billion of the portfolio's average daily net assets (net fee -- 0.775%); and 0.05% of assets above $3 billion (net fee -- 0.75%). This waiver is voluntary and may be terminated at any time.

** WRL Management currently waives 0.025% of its advisory fee for the portfolio's average daily net assets above $2 billion (net fee -- 0.775%.) This waiver is voluntary and may be terminated at any time.


                                 Prospectus 43

                                       ADVISORY
PORTFOLIO                                FEE
WRL Salomon All Cap           0.90% up to $100 million
                               0.80% over $100 million
WRL T. Rowe Price             0.90% up to $100 million
   Dividend Growth             0.80% over $100 million
WRL T. Rowe Price
   Small Cap                            0.75%
WRL Dreyfus Mid Cap           0.85% up to $100 million
                               0.80% over $100 million
WRL Pilgrim Baxter            0.90% up to $100 million
   Mid Cap Growth              0.80% over $100 million
WRL Goldman Sachs
   Small Cap                            0.90%
WRL Goldman Sachs             0.90% up to $100 million
   Growth                      0.80% over $100 million



Here is a listing of the sub-advisers and the portfolios they manage:


SUB-ADVISER        PORTFOLIO
Alger              WRL Alger Aggressive Growth
SEIM               WRL GE/Scottish Equitable
                   International Equity
GEIM               WRL GE/Scottish Equitable
                    International Equity
                   WRL GE U.S. Equity
Janus              WRL Janus Global
                   WRL Janus Growth
C.A.S.E.           WRL C.A.S.E. Growth
NWQ                WRL NWQ Value Equity
Dean               WRL Dean Asset Allocation
AIMI               WRL AEGON Bond
                   WRL AEGON Balanced
T. Rowe Price      WRL T. Rowe Price
                    Dividend Growth
                   WRL T. Rowe Price Small Cap
SBAM               WRL Salomon All Cap
GSAM               WRL Goldman Sachs Growth
                   WRL Goldman Sachs Small Cap
Pilgrim Baxter     WRL Pilgrim Baxter
                    Mid Cap Growth
VKAM               WRL VKAM Emerging Growth
EQSF               WRL Third Avenue Value
LKCM               WRL LKCM Strategic
                    Total Return
J.P. Morgan        WRL J.P. Morgan Real
                    Estate Securities
                   WRL J.P. Morgan
                    Money Market
Federated          WRL Federated Growth
                    & Income
Dreyfus            WRL Dreyfus Mid Cap

DAY-TO-DAY MANAGEMENT OF THE INVESTMENTS IN EACH PORTFOLIO IS THE
RESPONSIBILITY OF THE PORTFOLIO MANAGER. THE PORTFOLIO MANAGERS OF THE FUND
ARE:

WRL VKAM EMERGING GROWTH
GARY M. LEWIS is primarily responsible for the day to day management of this portfolio. Mr. Lewis has been senior vice president of VKAM since October, 1995. Previously, he has served as vice president/portfolio manager of VKAM from 1989 to October 1995.

WRL T. ROWE PRICE SMALL CAP
RICHARD T. WHITNEY, CFA has managed this portfolio since inception and heads the Investment Team for this portfolio. He joined T. Rowe Price in 1985.

WRL GOLDMAN SACHS SMALL CAP
ROBERT C. JONES, MANAGING DIRECTOR, has served as the head of an investment team that has managed the portfolio since its inception. Mr. Jones joined GSAM as a portfolio manager in 1989.

WRL PILGRIM BAXTER MID CAP GROWTH
JEFFREY A. WRONA, CFA has managed this portfolio since inception. Prior to joining Pilgrim Baxter, he was a senior portfolio manager at Munder Capital Management.

WRL ALGER AGGRESSIVE GROWTH
DAVID D. ALGER has been employed by Alger since 1971 and has served as president since 1995. He has managed this portfolio since inception.

DAVID HYUN has served as co-manager of this portfolio since February 1998. He has been employed by Alger as a senior research analyst since 1991 and a portfolio manager since 1997.


WRL THIRD AVENUE VALUE
MARTIN J. WHITMAN has served as portfolio manager of this portfolio since its inception. He is Chairman, President and Chief Executive Officer of the sub-


                                 Prospectus 44

WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
At SEIM, investment strategy is formulated by the Investment Strategy Group. RUSSELL HOGAN leads the investment strategy team. Mr. Hogan is the Investment Director of Scottish Equitable PLC, parent company of SEIM. He oversees all aspects of asset management. He has been with SEIM for 14 years and has been the team leader since the portfolio's inception.

At GEIM, RALPH R. LAYMAN leads a team of portfolio managers. He has served in that capacity since the portfolio's inception. Mr. Layman joined GEIM in 1991 as an executive vice president for international investments.

WRL JANUS GLOBAL
HELEN YOUNG HAYES has been employed by Janus since 1987 and has managed this portfolio since its inception.

WRL SALOMON ALL CAP
ROSS S. MARGOLIES has managed this portfolio since inception. Mr. Margolies joined Salomon in 1992.

ROBERT M. DONAHUE, JR. assists in the day-to-day management of the portfolio. Prior to joining SBAM in 1997, Mr. Donahue worked as an equity analyst at Gabelli & Company.

WRL JANUS GROWTH
SCOTT W. SCHOELZEL and EDWARD KEELY serve as co-managers of this portfolio. Mr. Schoelzel has managed this portfolio since January 1996. Before that, he was co-manager of this portfolio since 1995. He has been employed by Janus since 1994.

Mr. Keely has managed the portfolio since January 1999. He has been employed by Janus since 1998. Prior to joining Janus, he was a senior vice president of investments at Founders.

WRL GOLDMAN SACHS GROWTH
HERBERT E. EHLERS has served as head of a six person investment team that has managed the portfolio since inception. Prior to joining GSAM in 1997, he was chief investment officer at Liberty Investment Management, Inc. from 1994-1997.

WRL C.A.S.E GROWTH
This portfolio is managed by a team of professionals, called the Portfolio Management Committee. WILLIAM E. LANGE is the head manager of this Committee. He has been president of C.A.S.E. since 1984.

WRL GE U.S. EQUITY
EUGENE K. BOLTON leads a team of portfolio managers for this portfolio. He has served in that capacity since the portfolio's inception. Mr. Bolton joined GEIM in 1984 as Chief Financial Officer and has been a portfolio manager since 1986.

WRL DREYFUS MID CAP
JOHN O'TOOLE has served as portfolio manager since inception and has been employed by Dreyfus as portfolio manager since 1994. Mr. O'Toole is a senior vice president and portfolio manager for Mellon Equity Associates. He has been employed by Mellon Bank since 1979.

WRL NWQ VALUE EQUITY
EDWARD C. FRIEDEL has been the senior manager of this portfolio since inception. He has been a managing director and investment strategist with NWQ since 1983.

WRL T. ROWE PRICE
DIVIDEND GROWTH
WILLIAM J. STROMBERG, CFA has managed this portfolio since inception and heads the Investment Team for this Portfolio. He joined T. Rowe Price in 1986.

WRL DEAN ASSET ALLOCATION
JOHN C. RIAZZI, CFA and ARVIND SACHDEVA, CFA have served as co-portfolio managers since the portfolio's inception.

Mr. Riazzi is the senior manager of this portfolio. He joined Dean in 1989.

Mr. Arvind Sachdeva is the senior equity strategist of this portfolio. He joined Dean in 1993.


                                 Prospectus 45

WRL LKCM STRATEGIC TOTAL RETURN
LUTHER KING, JR., CFA and SCOT C. HOLLMANN, CFA have co-managed this portfolio since inception.

Mr. King has been the president of Luther King since 1979.

Mr. Hollmann has been a vice president of Luther King since 1983.

WRL J.P. MORGAN REAL ESTATE SECURITIES
DANIEL P. O'CONNOR serves as portfolio manager of this portfolio. Mr. O'Conner has been a portfolio manager since the porfolio's inception. Prior to joining J.P. Morgan in 1996, Mr. O'Conner served two years as Director of Real Estate Securities at INVESCO.

WRL FEDERATED GROWTH & INCOME
STEVEN J. LEHMAN, CFA and LINDA A. DUESSEL, CFA serve as co-portfolio managers of this portfolio.

Mr. Lehman has served as co-portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

Ms. Duessel has been employed by Federated since 1991 and has been a portfolio manager of this portfolio since 1996.

WRL AEGON BALANCED
MICHAEL VAN METER has served as the senior portfolio manager of this portfolio since inception. Mr. Van Meter has been employed by VMF Capital, LLC (VMF) since July, 1998. Prior to joining VMF, Mr. Van Meter was employed by AIMI.

WRL AEGON BOND
CLIFFORD A. SHEETS, CFA and JARRELL D. FREY, CFA serve as co-portfolio managers of this portfolio. Mr. Sheets and Mr. Frey has served as co-portfolio managers since 1998. Mr. Sheets joined AIMI in 1990 and Mr. Frey joined in 1994.

WRL J.P. MORGAN MONEY MARKET
ROBERT R. JOHNSON serves as portfolio manager of this portfolio. He has been employed by J.P. Morgan since 1988.


                                 Prospectus 46

PERFORMANCE INFORMATION

The Fund may include quotations of a portfolio's total return or yield in connection with the total return for the appropriate separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for a portfolio reflect only the performance of a hypothetical investment in the portfolio during the particular time period shown as calculated based on the historical performance of the portfolio during that period. SUCH QUOTATIONS DO NOT IN ANY WAY INDICATE OR PROJECT FUTURE PERFORMANCE. Quotations of total return and yield will not reflect charges or deductions against the separate accounts or charges and deductions against the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information which show total return and yield information for the separate accounts, policies or annuity contracts.

YIELD
Yield quotations for the WRL AEGON Bond portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN
Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.

SIMILAR SUB-ADVISER PERFORMANCE
A portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an EXISTING SEC-REGISTERED fund that is managed by the portfolio's sub-adviser and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE DESIGNATED PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AS THE DESIGNATED PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. Each portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of any portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by WRL Management or any sub-adviser.

The table below sets forth certain portfolios of the Fund and, for each portfolio's respective Similar Sub-Adviser Fund, the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 1998. These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar
Sub-Adviser Fund has higher total expenses than its corresponding portfolio of the Fund. The average annual total returns for the Similar Sub-Adviser Funds are shown with and without the deductions of any applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF ANY PORTFOLIOS.


                                 Prospectus 47

SIMILAR SUB-ADVISER FUND PERFORMANCE


                                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                                               (WITH SALES LOADS)
                                                                                         -------------------------------
                                         SIMILAR                                                               10 YEARS
                                       SUB-ADVISER           INCEPTION        TOTAL                            OR SINCE
WRL PORTFOLIO                              FUND                 DATE         ASSETS        1 YEAR    5 YEARS   INCEPTION
----------------------------- ----------------------------- ----------- ---------------- ---------- --------- ----------
WRL Janus Global                   Janus Worldwide(1)        5/15/91         $18.5          15.44%   21.13%      21.29%
                                                                            billion
WRL Alger Aggressive Growth          The Alger Fund          Class A        $349.3          31.85%      N/A      26.38%
                                  Capital Appreciation       12/31/96       million
                                Class A Shares(2) (Net)                  (all classes)
WRL VKAM Emerging Growth               Van Kampen            Class A       $5,196.5         26.98%   19.53%      17.85%
                                   Emerging Growth(3)        10/2/70        million
WRL Third Avenue Value                Third Avenue           11/1/90         $1.6            3.92%   13.93%      20.08%
                                     Value Fund(4)                          billion
WRL Dreyfus Mid Cap              Dreyfus Premier Midcap      Class A        $186.6           2.40%      N/A      18.92%
                                     Stock Fund(9)            4/6/94        million
                                                                         (all classes)
WRL Goldman Sachs Growth         Goldman Sachs Capital       Class A       $2,187.8         26.53%   20.89%      18.99%
                                     Growth Fund(6)          4/20/90        million
                                                                         (all classes)
WRL Goldman Sachs Small Cap      Goldman Sachs CORE          Class A         $145.6        -11.17%      N/A      -2.93%
                                Small Cap Equity Fund(7)     8/15/97        million
                                                                         (all classes)
WRL T. Rowe Price                T. Rowe Price Dividend      12/30/92        $1.3           15.04%   20.48%      20.29%
 Dividend Growth                     Growth Fund(1)                         billion

WRL T. Rowe Price Small Cap    T. Rowe Price Diversified     6/30/97         $7.9            3.58%      N/A       7.14%
                                Small-Cap Growth Fund(1)                    million
WRL Pilgrim Baxter            PBHG Growth II Portfolio(5)     5/1/97      $19 million        8.19%      N/A       9.46%
 Mid Cap Growth
WRL Salomon All Cap                 Salomon Brothers         Class O         $240.9         23.83%   19.37%      17.56%
                                    Capital Fund(8)          11/1/96        million
                                                                         (all classes)

(1) The Janus Worldwide Fund and T. Rowe Price Dividend Growth and T. Rowe Price Diversified Small Cap Growth Funds do not have sales loads.
(2) Total returns are for Class A shares of The Alger Fund Capital Appreciation Portfolio and reflect a deduction of a 4.75% front-end sales load. The Portfolio also offers Class B and Class C shares with different sales loads. Calculating total return with those sales loads may have resulted in lower total returns. The inception dates for Class A, B and C shares are 12/31/96, 10/29/93 and 8/1/97, respectively.
(3) Total returns are for Class A shares of the Van Kampen Emerging Growth Fund and reflect a deduction of a 5.75% front end sales load. The fund also has Class B and Class C shares with different sales loads. Calculating total return with those sales loads may have resulted in lower total returns.
(4) 5 year total return for the Third Avenue Value Fund reflects a sales load of 5.75% in effect during the fifth year.
(5) The PBHG Growth II Portfolio does not have a sales load. The Portfolio commenced operations on May 1, 1997.
(6) Total returns are for Class A shares of the Goldman Sachs Capital Growth Fund and reflects a deduction of a 5.5% front-end sales load. The Fund also offers Class B and Class C shares with different sales loads. Calculating total return with those sales loads may have resulted in lower total returns.
(7) Total returns are for Class A shares of the Goldman Sachs CORE Small Cap Equity Fund and reflects a deduction of a 5.5% front-end sales load. The fund also offers Class B and Class C shares with different sales loads. Calculating total returns with those sales loads may have resulted in lower total returns.
(8) Total returns are for Class O shares of the Salomon Brothers Capital Fund. Class O shares are sold without any sales charge to the fund. The fund also offers Class A, Class B and Class 2 shares.
(9) Total returns are for Class A of the Dreyfus Premier Mid Cap Stock Fund and respect the deduction of a 5.75% front-end sales load. The Fund also offers Class B and Class C shares with different sales loads. Calculating total returns with those sales loads may have resulted in lower total returns.



                                 Prospectus 48

SIMILAR SUB-ADVISER FUND PERFORMANCE


                                                                                         AVERAGE ANNUAL TOTAL RETURN
                                                                                            (WITHOUT SALES LOADS)
                                                                                       -------------------------------
                                        SIMILAR                                                              10 YEARS
                                      SUB-ADVISER          INCEPTION        TOTAL                            OR SINCE
WRL PORTFOLIO                             FUND                DATE         ASSETS        1 YEAR    5 YEARS   INCEPTION
----------------------------- --------------------------- ----------- ---------------- ---------- --------- ----------

WRL Janus Global                   Janus Worldwide(1)      5/15/91           $18.5       15.44%   21.13%      21.29%
                                                                           billion
WRL Alger Aggressive Growth        The Alger Fund(1)       Class A          $349.3       38.42%      N/A      29.49%
                                  Capital Appreciation     12/31/96        million
WRL VKAM Emerging Growth               Van Kampen          Class A         $5,196.5      34.73%   20.96%      18.08%
                                    Emerging Growth        10/2/70         million
WRL Third Avenue Value                Third Avenue         11/1/90            $1.6        3.92%   15.28%      20.08%
                                       Value Fund                          billion
WRL Dreyfus Mid Cap              Dreyfus Premier Midcap    Class R           $186.6       8.63%      N/A      20.41%
                                       Stock Fund          11/12/93        million
                                                                         (all classes)
WRL Goldman Sachs Growth         Goldman Sachs Capital     Class A         $2,187.8      33.88%   22.27%      19.76%
                                     Growth Fund(1)        4/20/90         million
                                                                         (all classes)
WRL Goldman Sachs Small Cap      Goldman Sachs CORE        Class A         $145.6        -5.96%      N/A       1.11%
                                Small Cap Equity Fund(1)   8/15/97        million
                                                                         (all classes)
WRL T. Rowe Price Dividend       T. Rowe Price Dividend    12/30/92         $1.3         15.04%   20.48%      20.29%
 Growth                              Growth Fund(2)                        billion
WRL T. Rowe Price Small Cap    T. Rowe Price Diversified   6/30/97          $7.9          3.58%      N/A       7.14%
                                Small-Cap Growth Fund(2)                   million
WRL Pilgrim Baxter Mid Cap      PBHG Growth II Portfolio    5/1/97       $18 million      8.19%      N/A       9.46%
 Growth
WRL Salomon All Cap                 Salomon Brothers       Class O         $240.9        23.83%   19.37%      17.56%
                                    Capital Fund(3)        11/1/96        million
                                                                       (all classes)


(1) The fund offers Class B and Class C shares as well. Returns for those classes may differ from those of Class A shares due to differing fee structures.
(2) The T. Rowe Price Dividend Growth and T. Rowe Price Diversified Small-Cap Growth Funds do not have a sales loads.
(3) The Salomon Brothers Capital Fund Class O shares does not have a sales load.

THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISERS FUNDS AS "SIMILAR SUB-ADVISED FUNDS.")

(See the SAI for more information about the portfolios' performance.)


                                 Prospectus 49

OTHER INFORMATION

[GRAPHIC OMITTED]  PURCHASE AND REDEMPTION OF SHARES

As described earlier in the prospectus, shares of the portfolios are sold exclusively to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, PFL Life Insurance Company, AUSA Life Insurance Company, Inc. and Peoples Benefit Life Insurance Company and are not offered to the public. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

[GRAPHIC OMITTED]  VALUATION OF SHARES

Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.

   WHAT IS NET ASSET VALUE?
   The net asset value of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.

Except for money market instruments maturing in 60 days or less, securities held by portfolios (other than the WRL J.P. Morgan Money Market) are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less, and all securities held in the WRL J.P. Morgan Money Market, are valued on the amortized cost basis. Under this method, the NAV of the money market portfolio shares is expected to remain at a constant $1.00 per share, although there can be no assurance that the portfolio will be able to maintain a stable NAV. (See the SAI for details.)

[GRAPHIC OMITTED]  DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends from investment income of a portfolio normally are declared daily and reinvested monthly in additional shares of the portfolio at net asset value. Distributions of net realized capital gains from security transactions normally are declared and paid in additional shares of the portfolio at the end of the fiscal year.

[GRAPHIC OMITTED]  TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose
"diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the


                                 Prospectus 50

1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

[GRAPHIC OMITTED]  REPORT TO POLICYHOLDERS

The fiscal year of each portfolio ends on December 31 of each year. The Fund will send to you, at least semi-annually, reports which show the portfolios' composition and other information. An annual report, with audited financial information, will be sent to you each year.

[GRAPHIC OMITTED]  DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. (Prior to May 1, 1999, InterSecurities, Inc., an affiliate of the investment adviser, served as underwriter of the Fund.) The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the shares of the portfolios. Because these fees are paid out of Fund assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so before April 30, 2000. You will receive written notice prior to the payment of any fees under the Plan.


[GRAPHIC OMITTED]  YEAR 2000 READINESS

In May 1996, the Fund and the investment adviser adopted and presently have in place a Year 2000 Project Plan (the "Plan") to review and analyze existing hardware and software systems, as well as voice and data communications systems, to determine if they are Year 2000 compliant. As of March 1, 1999, substantially all of the Fund's and investment adviser's mission-critical systems are Year 2000 compliant. The Plan remains on track as we continue with the validation of our mission-critical and non-mission-critical systems, including revalidation testing in 1999. In addition, we have undertaken aggressive initiatives to test all systems that interface with any third parties and other business partners. All of these steps are aimed at allowing current operations to remain unaffected by the Year 2000 date change.


                                 Prospectus 51

As of the date of this prospectus, the Fund and the investment adviser have identified and made available what they believe are the appropriate resources of hardware, people, and dollars, including the engagement of outside third parties, to ensure that the Plan will be completed.

The actions taken by management under the Plan are intended to reduce significantly the Fund's and the investment adviser's risk of a material business interruption based on the Year 2000 issues. It should be noted that the Year 2000 computer problem, and its resolution, is complex and multifaceted, and any company's success cannot be conclusively known until the Year 2000 is reached. In spite of its efforts or results, our ability to function unaffected to and through the Year 2000 may be adversely affected by actions, or failure to act, of third parties beyond our knowledge or control.

This statement is a Year 2000 Readiness Disclosure pursuant to Section 3(9) of the YEAR 2000 INFORMATION AND READINESS DISCLOSURE ACT, 15 U.S.C. Section 1
(1998).


                                 Prospectus 52

FINANCIAL HIGHLIGHTS*

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND A PORTFOLIO'S FINANCIAL PERFORMANCE FOR THE PAST 5 YEARS (OR, IF SHORTER, THE PERIOD OF THE PORTFOLIO'S OPERATIONS). CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE PORTFOLIO SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN EACH PORTFOLIO (ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH IS AVAILABLE UPON REQUEST BY CALLING THE FUND AT 1-800-851-9777. (INFORMATION IS NOT INCLUDED FOR WRL GOLDMAN SACHS SMALL CAP, WRL GOLDMAN SACHS GROWTH, WRL PILGRIM BAXTER MID CAP GROWTH, WRL T. ROWE PRICE SMALL CAP, WRL T. ROWE PRICE DIVIDEND GROWTH, WRL SALOMON ALL CAP OR WRL DREYFUS MID CAP AS THESE PORTFOLIOS COMMENCED OPERATIONS MAY 1, 1999.)

FOR THE YEAR ENDED

                                                                        WRL J.P. MORGAN MONEY MARKET
                                                                        -----------------------------
                                                                                DECEMBER 31,
                                                                        -----------------------------
                                                                             1998           1997
                                                                        -------------- --------------
Net asset value, beginning of year ....................................    $   1.00       $   1.00
 Income from operations:
  Net investment income (loss) ........................................        0.05           0.05
  Net realized and unrealized gain (loss) on investments ..............        0.00           0.00
                                                                           --------       --------
   Net income (loss) from operations ..................................        0.05           0.05
                                                                           --------       --------
 Distributions:
  Dividends from net investment income ................................       (0.05)         (0.05)
  Dividends in excess of net investment income ........................        0.00           0.00
  Distributions from net realized gains on investments ................        0.00           0.00
  Distributions in excess of net realized gains on investments ........        0.00           0.00
                                                                           --------       --------
   Total distributions ................................................       (0.05)         (0.05)
                                                                           --------       --------
Net asset value, end of year ..........................................    $   1.00       $   1.00
                                                                           ========       ========
Total return (a) ......................................................        5.26 %         5.24 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 169,731      $ 119,708
  Ratio of expenses to average net assets (b) .........................        0.46 %         0.48 %
  Ratio of net investment income (loss) to average net assets (b) .....        5.24 %         5.32 %
  Portfolio turnover rate (a) .........................................      n/a            n/a


                                                                               WRL J.P. MORGAN MONEY MARKET
                                                                        ------------------------------------------
                                                                                       DECEMBER 31,
                                                                        ------------------------------------------
                                                                             1996           1995          1994
                                                                        -------------- ------------- -------------
Net asset value, beginning of year ....................................    $   1.00       $  1.00       $  1.00
 Income from operations:
  Net investment income (loss) ........................................        0.05          0.05          0.04
  Net realized and unrealized gain (loss) on investments ..............        0.00          0.00          0.00
                                                                           --------       -------       -------
   Net income (loss) from operations ..................................        0.05          0.05          0.04
                                                                           --------       -------       -------
 Distributions:
  Dividends from net investment income ................................       (0.05)        (0.05)        (0.04)
  Dividends in excess of net investment income ........................        0.00          0.00          0.00
  Distributions from net realized gains on investments ................        0.00          0.00          0.00
  Distributions in excess of net realized gains on investments ........        0.00          0.00          0.00
                                                                           --------       -------       -------
   Total distributions ................................................       (0.05)        (0.05)        (0.04)
                                                                           --------       -------       -------
Net asset value, end of year ..........................................    $   1.00       $  1.00       $  1.00
                                                                           ========       =======       =======
Total return (a) ......................................................        5.03 %        5.40 %        3.44 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 122,114      $ 80,544      $ 93,081
  Ratio of expenses to average net assets (b) .........................        0.52 %        0.56 %        0.60 %
  Ratio of net investment income (loss) to average net assets (b) .....        5.03 %        5.30 %        3.59 %
  Portfolio turnover rate (a) .........................................      n/a           n/a           n/a

                                                                               WRL AEGON BOND
                                                                        -----------------------------
                                                                                DECEMBER 31,
                                                                        -----------------------------
                                                                             1998           1997
                                                                        -------------- --------------
Net asset value, beginning of year ....................................    $  11.14       $  10.71
 Income from operations:
  Net investment income (loss) ........................................        0.64           0.65
  Net realized and unrealized gain (loss) on investments ..............        0.40           0.32
                                                                           --------       --------
   Net income (loss) from operations ..................................        1.04           0.97
                                                                           --------       --------
 Distributions:
  Dividends from net investment income ................................       (0.59)         (0.54)
  Dividends in excess of net investment income ........................        0.00           0.00
  Distributions from net realized gains on investments ................        0.00           0.00
  Distributions in excess of net realized gains on investments ........        0.00           0.00
                                                                           --------       --------
   Total distributions ................................................       (0.59)         (0.54)
                                                                           --------       --------
Net asset value, end of year ..........................................    $  11.59       $  11.14
                                                                           ========       ========
Total return (a) ......................................................        9.32 %         9.16 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 170,744      $ 129,654
  Ratio of expenses to average net assets (b) .........................        0.54 %         0.64 %
  Ratio of net investment income (loss) to average net assets (b) .....        5.54 %         5.90 %
  Portfolio turnover rate (a) .........................................       51.60 %       213.03 %


                                                                                     WRL AEGON BOND
                                                                        ----------------------------------------
                                                                                      DECEMBER 31,
                                                                        ----------------------------------------
                                                                             1996          1995         1994
                                                                        ------------- ------------- ------------
Net asset value, beginning of year ....................................   $  11.35      $   9.80      $  11.24
 Income from operations:
  Net investment income (loss) ........................................       0.64          0.69          0.63
  Net realized and unrealized gain (loss) on investments ..............      (0.64)         1.55         (1.44)
                                                                          --------      --------      --------
   Net income (loss) from operations ..................................       0.00          2.24         (0.81)
                                                                          --------      --------      --------
 Distributions:
  Dividends from net investment income ................................      (0.64)        (0.69)        (0.63)
  Dividends in excess of net investment income ........................       0.00          0.00          0.00
  Distributions from net realized gains on investments ................       0.00          0.00          0.00
  Distributions in excess of net realized gains on investments ........       0.00          0.00          0.00
                                                                          --------      --------      --------
   Total distributions ................................................      (0.64)        (0.69)        (0.63)
                                                                          --------      --------      --------
Net asset value, end of year ..........................................   $  10.71      $  11.35      $   9.80
                                                                          ========      ========      ========
Total return (a) ......................................................       0.14 %       22.99 %   (6.94)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................   $ 95,759      $ 96,972      $ 71,064
  Ratio of expenses to average net assets (b) .........................       0.64 %        0.61 %        0.59 %
  Ratio of net investment income (loss) to average net assets (b) .....       5.96 %        6.45 %        5.94 %
  Portfolio turnover rate (a) .........................................     187.72 %      120.54 %      131.73 %

                                   Prospectus 53

FINANCIAL HIGHLIGHTS*

FOR THE YEAR ENDED

                                                                                WRL JANUS GROWTH
                                                                        ---------------------------------
                                                                                  DECEMBER 31,
                                                                        ---------------------------------
                                                                              1998             1997
                                                                        ---------------- ----------------
Net asset value, beginning of year ....................................    $    36.84       $    35.00
 Income from operations:
  Net investment income (loss) ........................................          0.12             0.31
  Net realized and unrealized gain (loss) on investments ..............         23.49             5.88
                                                                           ----------       ----------
   Net income (loss) from operations ..................................         23.61             6.19
                                                                           ----------       ----------
 Distributions:
  Dividends from net investment income ................................         (0.09)           (0.26)
  Dividends in excess of net investment income ........................          0.00             0.00
  Distributions from net realized gains on investments ................         (0.42)           (4.09)
  Distributions in excess of net realized gains on investments ........          0.00             0.00
                                                                           ----------       ----------
   Total distributions ................................................         (0.51)           (4.35)
                                                                           ----------       ----------
Net asset value, end of year ..........................................    $    59.94       $    36.84
                                                                           ==========       ==========
Total return (a) ......................................................         64.47 %          17.54 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 3,086,057      $ 1,839,453
  Ratio of expenses to average net assets (b) .........................          0.83 %           0.87 %
  Ratio of net investment income (loss) to average net assets (b) .....          0.25 %           0.80 %
  Portfolio turnover rate (a) .........................................         35.29 %          85.88 %


                                                                                         WRL JANUS GROWTH
                                                                        --------------------------------------------------
                                                                                           DECEMBER 31,
                                                                        --------------------------------------------------
                                                                              1996             1995             1994
                                                                        ---------------- ---------------- ----------------
Net asset value, beginning of year ....................................    $    31.66       $    23.81       $     26.25
 Income from operations:
  Net investment income (loss) ........................................          0.34             0.26             0.22
  Net realized and unrealized gain (loss) on investments ..............          5.35            10.97            (2.41)
                                                                           ----------       ----------       -----------
   Net income (loss) from operations ..................................          5.69            11.23            (2.19)
                                                                           ----------       ----------       -----------
 Distributions:
  Dividends from net investment income ................................         (0.35)           (0.24)           (0.22)
  Dividends in excess of net investment income ........................         (0.01)            0.00             0.00
  Distributions from net realized gains on investments ................         (1.99)           (3.14)            0.00
  Distributions in excess of net realized gains on investments ........          0.00             0.00            (0.03)
                                                                           ----------       ----------       -----------
   Total distributions ................................................         (2.35)           (3.38)           (0.25)
                                                                           ----------       ----------       -----------
Net asset value, end of year ..........................................    $    35.00       $    31.66       $     23.81
                                                                           ==========       ==========       ===========
Total return (a) ......................................................         17.96 %          47.12 %           (8.31)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 1,527,409      $ 1,195,174      $   814,383
  Ratio of expenses to average net assets (b) .........................          0.88 %           0.86 %           0.84 %
  Ratio of net investment income (loss) to average net assets (b) .....          0.98 %           0.90 %           0.88 %
  Portfolio turnover rate (a) .........................................         45.21 %         130.48 %         107.33 %

                                                                               WRL JANUS GLOBAL
                                                                        -------------------------------
                                                                                 DECEMBER 31,
                                                                        -------------------------------
                                                                              1998            1997
                                                                        ---------------- --------------
Net asset value, beginning of year ....................................    $    19.04       $  18.12
 Income from operations:
  Net investment income (loss) ........................................          0.05           0.08
  Net realized and unrealized gain (loss) on investments ..............          5.61           3.32
                                                                           ----------       --------
   Net income (loss) from operations ..................................          5.66           3.40
                                                                           ----------       --------
 Distributions:
  Dividends from net investment income ................................         (0.13)         (0.13)
  Dividends in excess of net investment income ........................          0.00          (1.01)
  Distributions from net realized gains on investments ................         (0.80)         (1.34)
  Distributions in excess of net realized gains on investments ........         (0.06)          0.00
                                                                           ----------       --------
   Total distributions ................................................         (0.99)         (2.48)
                                                                           ----------       --------
Net asset value, end of year ..........................................    $    23.71       $  19.04
                                                                           ==========       ========
Total return (a) ......................................................         30.01 %        18.75 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 1,069,765      $ 785,966
  Ratio of expenses to average net assets (b) .........................          0.95 %         1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....          0.23 %         0.41 %
  Portfolio turnover rate (a) .........................................         87.36 %        97.54 %


                                                                                      WRL JANUS GLOBAL
                                                                        --------------------------------------------
                                                                                        DECEMBER 31,
                                                                        --------------------------------------------
                                                                             1996           1995           1994
                                                                        -------------- -------------- --------------
Net asset value, beginning of year ....................................    $  15.52       $  13.12       $  13.62
 Income from operations:
  Net investment income (loss) ........................................        0.08           0.10           0.10
  Net realized and unrealized gain (loss) on investments ..............        4.20           2.91           0.10
                                                                           --------       --------       --------
   Net income (loss) from operations ..................................        4.28           3.01           0.20
                                                                           --------       --------       --------
 Distributions:
  Dividends from net investment income ................................       (0.04)          0.00          (0.10)
  Dividends in excess of net investment income ........................       (0.17)          0.00          (0.01)
  Distributions from net realized gains on investments ................       (1.47)         (0.61)         (0.56)
  Distributions in excess of net realized gains on investments ........        0.00           0.00          (0.03)
                                                                           --------       --------       --------
   Total distributions ................................................       (1.68)         (0.61)         (0.70)
                                                                           --------       --------       --------
Net asset value, end of year ..........................................    $  18.12       $  15.52       $  13.12
                                                                           ========       ========       ========
Total return (a) ......................................................       27.74 %        23.06 %         0.25 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 534,820      $ 289,506      $ 261,778
  Ratio of expenses to average net assets (b) .........................        0.99 %         0.99 %         1.01 %
  Ratio of net investment income (loss) to average net assets (b) .....        0.46 %         0.75 %         0.73 %
  Portfolio turnover rate (a) .........................................       88.31 %       130.60 %       192.06 %



                                 Prospectus 54

FINANCIAL HIGHLIGHTS*

FOR THE YEAR ENDED

                                                                          WRL LKCM STRATEGIC TOTAL
                                                                                   RETURN
                                                                        -----------------------------
                                                                                DECEMBER 31,
                                                                        -----------------------------
                                                                             1998           1997
                                                                        -------------- --------------
Net asset value, beginning of year ....................................    $  15.62       $  13.97
 Income from operations:
  Net investment income (loss) ........................................        0.39           0.37
  Net realized and unrealized gain (loss) on investments ..............        1.09           2.68
                                                                           --------       --------
   Net income (loss) from operations ..................................        1.48           3.05
                                                                           --------       --------
 Distributions:
  Dividends from net investment income ................................       (0.38)         (0.35)
  Dividends in excess of net investment income ........................        0.00          (0.03)
  Distributions from net realized gains on investments ................       (0.32)         (1.02)
  Distributions in excess of net realized gains on investments ........        0.00           0.00
                                                                           --------       --------
   Total distributions ................................................       (0.70)         (1.40)
                                                                           --------       --------
Net asset value, end of year ..........................................    $  16.40       $  15.62
                                                                           ========       ========
Total return (a) ......................................................        9.64 %        21.85 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 592,312      $ 526,577
  Ratio of expenses to average net assets (b) .........................        0.86 %         0.88 %
  Ratio of net investment income (loss) to average net assets (b) .....        2.43 %         2.43 %
  Portfolio turnover rate (a) .........................................       49.20 %        48.20 %


                                                                              WRL LKCM STRATEGIC TOTAL RETURN
                                                                        -------------------------------------------
                                                                                       DECEMBER 31,
                                                                        -------------------------------------------
                                                                             1996           1995           1994
                                                                        -------------- -------------- -------------
Net asset value, beginning of year ....................................    $  12.86       $  10.90      $  11.23
 Income from operations:
  Net investment income (loss) ........................................        0.37           0.37          0.31
  Net realized and unrealized gain (loss) on investments ..............        1.56           2.33         (0.33)
                                                                           --------       --------      --------
   Net income (loss) from operations ..................................        1.93           2.70         (0.02)
                                                                           --------       --------      --------
 Distributions:
  Dividends from net investment income ................................       (0.32)         (0.37)        (0.31)
  Dividends in excess of net investment income ........................        0.00           0.00          0.00
  Distributions from net realized gains on investments ................       (0.50)         (0.37)         0.00
  Distributions in excess of net realized gains on investments ........        0.00           0.00          0.00
                                                                           --------       --------      --------
   Total distributions ................................................       (0.82)         (0.74)        (0.31)
                                                                           --------       --------      --------
Net asset value, end of year ..........................................    $  13.97       $  12.86      $  10.90
                                                                           ========       ========      ========
Total return (a) ......................................................       15.00 %        24.66 %       (0.53)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 390,141      $ 256,806     $ 183,867
  Ratio of expenses to average net assets (b) .........................        0.91 %         0.87 %        0.89 %
  Ratio of net investment income (loss) to average net assets (b) .....        2.72 %         3.07 %        2.78 %
  Portfolio turnover rate (a) .........................................       49.32 %        52.59 %       53.50 %

                                                                          WRL VKAM EMERGING GROWTH
                                                                        -----------------------------
                                                                                DECEMBER 31,
                                                                        -----------------------------
                                                                             1998           1997
                                                                        -------------- --------------
Net asset value, beginning of year ....................................    $  20.37       $  18.46
 Income from operations:
  Net investment income (loss) ........................................       (0.08)         (0.05)
  Net realized and unrealized gain (loss) on investments ..............        7.56           4.03
                                                                           --------       --------
   Net income (loss) from operations ..................................        7.48           3.98
                                                                           --------       --------
 Distributions:
  Dividends from net investment income ................................        0.00           0.00
  Dividends in excess of net investment income ........................        0.00           0.00
  Distributions from net realized gains on investments ................       (0.93)         (2.07)
  Distributions in excess of net realized gains on investments ........        0.00           0.00
                                                                           --------       --------
   Total distributions ................................................       (0.93)         (2.07)
                                                                           --------       --------
Net asset value, end of year ..........................................    $  26.92       $  20.37
                                                                           ========       ========
Total return (a) ......................................................       37.33 %        21.45 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 853,440      $ 592,003
  Ratio of expenses to average net assets (b) .........................        0.89 %         0.93 %
  Ratio of net investment income (loss) to average net assets (b) .....       (0.36)%        (0.27)%
  Portfolio turnover rate (a) .........................................       99.50 %        99.78 %


                                                                                 WRL VKAM EMERGING GROWTH
                                                                        -------------------------------------------
                                                                                       DECEMBER 31,
                                                                        -------------------------------------------
                                                                             1996           1995           1994
                                                                        -------------- -------------- -------------
Net asset value, beginning of year ....................................    $  16.25       $  11.55      $  12.47
 Income from operations:
  Net investment income (loss) ........................................       (0.04)          0.01          0.01
  Net realized and unrealized gain (loss) on investments ..............        3.10           5.42         (0.92)
                                                                           --------       --------      --------
   Net income (loss) from operations ..................................        3.06           5.43         (0.91)
                                                                           --------       --------      --------
 Distributions:
  Dividends from net investment income ................................        0.00           0.00         (0.01)
  Dividends in excess of net investment income ........................        0.00           0.00          0.00
  Distributions from net realized gains on investments ................       (0.85)         (0.73)         0.00
  Distributions in excess of net realized gains on investments ........        0.00           0.00          0.00
                                                                           --------       --------      --------
   Total distributions ................................................       (0.85)         (0.73)        (0.01)
                                                                           --------       --------      --------
Net asset value, end of year ..........................................    $  18.46       $  16.25      $  11.55
                                                                           ========       ========      ========
Total return (a) ......................................................       18.88 %        46.79 %       (7.36)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 431,454      $ 288,519     $ 182,650
  Ratio of expenses to average net assets (b) .........................        0.94 %         0.91 %        0.92 %
  Ratio of net investment income (loss) to average net assets (b) .....       (0.24)%         0.03 %        0.06 %
  Portfolio turnover rate (a) .........................................       80.02 %       124.13 %       72.62 %



                                 Prospectus 55

FINANCIAL HIGHLIGHTS*

FOR THE YEAR ENDED

                                                                        WRL ALGER AGGRESSIVE GROWTH
                                                                        ---------------------------
                                                                               DECEMBER 31,
                                                                        ---------------------------
                                                                             1998          1997
                                                                        ------------- -------------
Net asset value, beginning of year ....................................  $    16.04    $    14.18
 Income from operations:
  Net investment income (loss) ........................................       (0.04)        (0.01)
  Net realized and unrealized gain (loss) on investments ..............        7.68          3.44
                                                                         ----------    ----------
   Net income (loss) from operations ..................................        7.64          3.43
                                                                         ----------    ----------
 Distributions:
  Dividends from net investment income ................................        0.00          0.00
  Dividends in excess of net investment income ........................       (0.05)        (0.42)
  Distributions from net realized gains on investments ................       (1.19)        (1.15)
  Distributions in excess of net realized gains on investments ........        0.00          0.00
                                                                         ----------    ----------
   Total distributions ................................................       (1.24)        (1.57)
                                                                         ----------    ----------
Net asset value, end of year ..........................................  $    22.44    $    16.04
                                                                         ==========    ==========
Total return (a) ......................................................       48.69 %       24.25 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................  $  574,164    $  336,166
  Ratio of expenses to average net assets (b) .........................        0.91 %        0.96 %
  Ratio of net investment income (loss) to average net assets (b) .....       (0.21)%       (0.06)%
  Portfolio turnover rate (a) .........................................      117.44 %      136.18 %


                                                                              WRL ALGER AGGRESSIVE GROWTH
                                                                        ----------------------------------------
                                                                                      DECEMBER 31,
                                                                        ----------------------------------------
                                                                             1996          1995       1994 (c)
                                                                        ------------- ------------- ------------
Net asset value, beginning of year ....................................  $    13.25    $     9.86    $   10.00
 Income from operations:
  Net investment income (loss) ........................................       (0.01)        (0.06)        0.02
  Net realized and unrealized gain (loss) on investments ..............        1.38          3.96        (0.14)
                                                                         ----------    ----------    ---------
   Net income (loss) from operations ..................................        1.37          3.90        (0.12)
                                                                         ----------    ----------    ---------
 Distributions:
  Dividends from net investment income ................................        0.00          0.00        (0.02)
  Dividends in excess of net investment income ........................       (0.19)         0.00         0.00
  Distributions from net realized gains on investments ................       (0.25)        (0.51)        0.00
  Distributions in excess of net realized gains on investments ........        0.00          0.00         0.00
                                                                         ----------    ----------    ---------
   Total distributions ................................................       (0.44)        (0.51)       (0.02)
                                                                         ----------    ----------    ---------
Net asset value, end of year ..........................................  $    14.18    $    13.25    $    9.86
                                                                         ==========    ==========    =========
Total return (a) ......................................................       10.45 %       38.02 %      (1.26)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................  $  220,552    $  158,534    $  38,826
  Ratio of expenses to average net assets (b) .........................        0.98 %        1.07 %       1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....       (0.10)%       (0.48)%      (0.20)%
  Portfolio turnover rate (a) .........................................      101.28 %      108.04 %      89.73 %


                                                                            WRL AEGON BALANCED
                                                                        ---------------------------
                                                                               DECEMBER 31,
                                                                        ---------------------------
                                                                             1998          1997
                                                                        ------------- -------------
Net asset value, beginning of year ....................................    $ 12.01       $ 11.39
 Income from operations:
  Net investment income (loss) ........................................       0.35          0.38
  Net realized and unrealized gain (loss) on investments ..............       0.47          1.56
                                                                           -------       -------
   Net income (loss) from operations ..................................       0.82          1.94
                                                                           -------       -------
 Distributions:
  Dividends from net investment income ................................      (0.28)        (0.36)
  Dividends in excess of net investment income ........................       0.00         (0.30)
  Distributions from net realized gains on investments ................       0.00         (0.66)
  Distributions in excess of net realized gains on investments ........      (0.01)         0.00
                                                                           -------       -------
   Total distributions ................................................      (0.29)        (1.32)
                                                                           -------       -------
Net asset value, end of year ..........................................    $ 12.54       $ 12.01
                                                                           =======       =======
Total return (a) ......................................................       6.93 %       17.10 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 95,000      $ 73,451
  Ratio of expenses to average net assets (b) .........................       0.91 %        0.94 %
  Ratio of net investment income (loss) to average net assets (b) .....       2.89 %        3.13 %
  Portfolio turnover rate (a) .........................................      83.94 %       77.06 %


                                                                                  WRL AEGON BALANCED
                                                                        ---------------------------------------
                                                                                     DECEMBER 31,
                                                                        ---------------------------------------
                                                                            1996          1995       1994 (c)
                                                                        ------------ ------------- ------------
Net asset value, beginning of year ....................................   $ 10.63       $  9.24     $   10.00
 Income from operations:
  Net investment income (loss) ........................................      0.34          0.44          0.34
  Net realized and unrealized gain (loss) on investments ..............      0.80          1.38         (0.76)
                                                                          -------       -------     ---------
   Net income (loss) from operations ..................................      1.14          1.82         (0.42)
                                                                          -------       -------     ---------
 Distributions:
  Dividends from net investment income ................................     (0.28)        (0.43)        (0.34)
  Dividends in excess of net investment income ........................      0.00          0.00          0.00
  Distributions from net realized gains on investments ................     (0.10)         0.00          0.00
  Distributions in excess of net realized gains on investments ........      0.00          0.00          0.00
                                                                          -------       -------     ---------
   Total distributions ................................................     (0.38)        (0.43)        (0.34)
                                                                          -------       -------     ---------
Net asset value, end of year ..........................................   $ 11.39       $ 10.63     $    9.24
                                                                          =======       =======     =========
Total return (a) ......................................................     10.72 %       19.80 %       (5.73)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................   $49,331       $ 31,114    $  19,422
  Ratio of expenses to average net assets (b) .........................      0.97 %        0.97 %        1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....      3.14 %        4.38 %        4.27 %
  Portfolio turnover rate (a) .........................................     76.90 %       98.55 %       57.73 %



                                 Prospectus 56

FINANCIAL HIGHLIGHTS*

FOR THE YEAR ENDED

                                                                          WRL FEDERATED GROWTH &
                                                                                  INCOME
                                                                        ---------------------------
                                                                               DECEMBER 31,
                                                                        ---------------------------
                                                                             1998          1997
                                                                        ------------- -------------
Net asset value, beginning of year ....................................    $ 12.56      $  11.76
 Income from operations:
  Net investment income (loss) ........................................       0.53          0.49
  Net realized and unrealized gain (loss) on investments ..............      (0.16)         2.35
                                                                           -------      --------
   Net income (loss) from operations ..................................       0.37          2.84
                                                                           -------      --------
 Distributions:
  Dividends from net investment income ................................      (0.55)        (0.43)
  Dividends in excess of net investment income ........................       0.00         (0.59)
  Distributions from net realized gains on investments ................      (0.10)        (1.02)
  Distributions in excess of net realized gains on investments ........       0.00          0.00
                                                                           -------      --------
   Total distributions ................................................      (0.65)        (2.04)
                                                                           -------      --------
Net asset value, end of year ..........................................    $ 12.28      $  12.56
                                                                           =======      ========
Total return (a) ......................................................       3.05 %       24.65 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 87,616     $ 60,492
  Ratio of expenses to average net assets (b) .........................       0.90 %        0.96 %
  Ratio of net investment income (loss) to average net assets (b) .....       4.35 %        3.84 %
  Portfolio turnover rate (a) .........................................      97.17 %      155.77 %

                                                                             WRL FEDERATED GROWTH & INCOME
                                                                        ----------------------------------------
                                                                                      DECEMBER 31,
                                                                        ----------------------------------------
                                                                             1996          1995       1994 (c)
                                                                        ------------- ------------- ------------
Net asset value, beginning of year ....................................    $ 11.12       $  9.30     $   10.00
 Income from operations:
  Net investment income (loss) ........................................       0.42          0.46          0.43
  Net realized and unrealized gain (loss) on investments ..............       0.87          1.93         (0.70)
                                                                           -------       -------     ---------
   Net income (loss) from operations ..................................       1.29          2.39         (0.27)
                                                                           -------       -------     ---------
 Distributions:
  Dividends from net investment income ................................      (0.33)        (0.46)        (0.43)
  Dividends in excess of net investment income ........................       0.00          0.00          0.00
  Distributions from net realized gains on investments ................      (0.32)        (0.11)         0.00
  Distributions in excess of net realized gains on investments ........       0.00          0.00          0.00
                                                                           -------       -------     ---------
   Total distributions ................................................      (0.65)        (0.57)        (0.43)
                                                                           -------       -------     ---------
Net asset value, end of year ..........................................    $ 11.76       $ 11.12     $    9.30
                                                                           =======       =======     =========
Total return (a) ......................................................      11.64 %       25.25 %       (4.58)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 38,115      $ 24,607    $  10,482
  Ratio of expenses to average net assets (b) .........................       1.00 %        1.00 %        1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....       3.73 %        4.56 %        5.36 %
  Portfolio turnover rate (a) .........................................      68.53 %       78.34 %       36.13 %

                                                                        WRL DEAN ASSET
                                                                          ALLOCATION
                                                                        --------------
                                                                         DECEMBER 31,
                                                                        --------------
                                                                             1998
                                                                        --------------
Net asset value, beginning of year ....................................    $  13.61
 Income from operations:
  Net investment income (loss) ........................................        0.41
  Net realized and unrealized gain (loss) on investments ..............        0.71
                                                                           --------
   Net income (loss) from operations ..................................        1.12
                                                                           --------
 Distributions:
  Dividends from net investment income ................................       (0.39)
  Dividends in excess of net investment income ........................        0.00
  Distributions from net realized gains on investments ................       (0.99)
  Distributions in excess of net realized gains on investments ........        0.00
                                                                           --------
   Total distributions ................................................       (1.38)
                                                                           --------
Net asset value, end of year ..........................................    $  13.35
                                                                           ========
Total return (a) ......................................................        8.33 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 365,738
  Ratio of expenses to average net assets (b) .........................        0.86 %
  Ratio of net investment income (loss) to average net assets (b) .....        2.93 %
  Portfolio turnover rate (a) .........................................       76.62 %


                                                                                 WRL DEAN ASSET ALLOCATION
                                                                        --------------------------------------------
                                                                                        DECEMBER 31,
                                                                        --------------------------------------------
                                                                             1997           1996         1995 (d)
                                                                        -------------- -------------- --------------
Net asset value, beginning of year ....................................    $  12.61       $  11.49       $  10.00
 Income from operations:
  Net investment income (loss) ........................................        0.36           0.33           0.41
  Net realized and unrealized gain (loss) on investments ..............        1.72           1.33           1.93
                                                                           --------       --------       --------
   Net income (loss) from operations ..................................        2.08           1.66           2.34
                                                                           --------       --------       --------
 Distributions:
  Dividends from net investment income ................................       (0.33)         (0.30)         (0.41)
  Dividends in excess of net investment income ........................       (0.19)          0.00           0.00
  Distributions from net realized gains on investments ................       (0.56)         (0.24)         (0.44)
  Distributions in excess of net realized gains on investments ........        0.00           0.00           0.00
                                                                           --------       --------       --------
   Total distributions ................................................       (1.08)         (0.54)         (0.85)
                                                                           --------       --------       --------
Net asset value, end of year ..........................................    $  13.61       $  12.61       $  11.49
                                                                           ========       ========       ========
Total return (a) ......................................................       16.59 %        14.42 %        20.09 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 302,745      $ 206,172      $ 120,531
  Ratio of expenses to average net assets (b) .........................        0.87 %         0.90 %         0.93 %
  Ratio of net investment income (loss) to average net assets (b) .....        2.65 %         2.78 %         3.76 %
  Portfolio turnover rate (a) .........................................       63.76 %        98.97 %        38.68 %


                                 Prospectus 57

FINANCIAL HIGHLIGHTS*

FOR THE YEAR ENDED

                                                                                        WRL C.A.S.E. GROWTH
                                                                        ---------------------------------------------------
                                                                                           DECEMBER 31,
                                                                        ---------------------------------------------------
                                                                            1998         1997         1996       1995 (e)
                                                                        ------------ ------------ ------------ ------------
Net asset value, beginning of year ....................................   $  14.01     $  13.42     $  11.66     $  10.00
 Income from operations:
  Net investment income (loss) ........................................       0.02         0.04         0.12         0.12
  Net realized and unrealized gain (loss) on investments ..............       0.31         1.95         1.92         2.49
                                                                          --------     --------     --------     --------
   Net income (loss) from operations ..................................       0.33         1.99         2.04         2.61
                                                                          --------     --------     --------     --------
 Distributions:
  Dividends from net investment income ................................      (0.36)       (0.03)       (0.05)       (0.12)
  Dividends in excess of net investment income ........................      (0.90)       (1.23)        0.00         0.00
  Distributions from net realized gains on investments ................      (0.09)       (0.14)       (0.23)       (0.83)
  Distributions in excess of net realized gains on investments ........       0.00         0.00         0.00         0.00
                                                                          --------     --------     --------     --------
   Total distributions ................................................      (1.35)       (1.40)       (0.28)       (0.95)
                                                                          --------     --------     --------     --------
Net asset value, end of year ..........................................   $  12.99     $  14.01     $  13.42     $  11.66
                                                                          ========     ========     ========     ========
Total return (a) ......................................................       2.47 %      15.03 %      17.50 %      20.65 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................   $ 69,401     $ 60,596     $ 26,559     $  2,578
  Ratio of expenses to average net assets (b) .........................       1.00 %       1.00 %       1.00 %       1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....       0.14 %       0.25 %       0.94 %       1.02 %
  Portfolio turnover rate (a) .........................................     205.28 %     196.50 %     160.27 %     121.62 %

                                                                                       WRL NWQ VALUE EQUITY
                                                                          ----------------------------------------------
                                                                                           DECEMBER 31,
                                                                          ----------------------------------------------
                                                                               1998             1997          1996 (f)
                                                                          --------------   --------------   ------------
Net asset value, beginning of year ....................................      $  13.90         $  11.27        $ 10.00
 Income from operations:
  Net investment income (loss) ........................................          0.12             0.12           0.10
  Net realized and unrealized gain (loss) on investments ..............         (0.78)            2.69           1.23
                                                                             --------         --------        -------
   Net income (loss) from operations ..................................         (0.66)            2.81           1.33
                                                                             --------         --------        -------
 Distributions:
  Dividends from net investment income ................................         (0.13)           (0.09)         (0.04)
  Dividends in excess of net investment income ........................         (0.12)           (0.07)          0.00
  Distributions from net realized gains on investments ................         (0.62)           (0.02)         (0.02)
  Distributions in excess of net realized gains on investments ........         (0.25)            0.00           0.00
                                                                             --------         --------        -------
   Total distributions ................................................         (1.12)           (0.18)         (0.06)
                                                                             --------         --------        -------
Net asset value, end of year ..........................................      $  12.12         $  13.90        $ 11.27
                                                                             ========         ========        =======
Total return (a) ......................................................         (4.78)%          25.04 %        13.19 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................      $ 157,157        $ 173,435       $ 49,394
  Ratio of expenses to average net assets (b) .........................          0.89 %           0.89 %         1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....          0.89 %           0.90 %         0.89 %
  Portfolio turnover rate (a) .........................................         43.60 %          17.28 %         7.93 %

                                   Prospectus 58

FINANCIAL HIGHLIGHTS*

FOR THE YEAR ENDED


                                                                          WRL GE/SCOTTISH EQUITABLE
                                                                             INTERNATIONAL EQUITY
                                                                          --------------------------
                                                                                 DECEMBER 31,
                                                                          --------------------------
                                                                              1998         1997 (g)
                                                                          ------------   -----------
Net asset value, beginning of year ....................................     $ 10.70        $ 10.00
 Income from operations:
  Net investment income (loss) ........................................        0.03           0.02
  Net realized and unrealized gain (loss) on investments ..............        1.35           0.73
                                                                            -------        -------
   Net income (loss) from operations ..................................        1.38           0.75
                                                                            -------        -------
 Distributions:
  Dividends from net investment income ................................       (0.01)         (0.01)
  Dividends in excess of net investment income ........................        0.00          (0.04)
  Distributions from net realized gains on investments ................        0.00           0.00
  Distributions in excess of net realized gains on investments ........        0.00           0.00
                                                                            -------        -------
   Total distributions ................................................       (0.01)         (0.05)
                                                                            -------        -------
Net asset value, end of year ..........................................     $ 12.07        $ 10.70
                                                                            =======        =======
Total return (a) ......................................................       12.85 %         7.50 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................     $32,149        $19,795
  Ratio of expenses to average net assets (b) .........................        1.50 %         1.50 %
  Ratio of net investment income (loss) to average net assets (b) .....        0.30 %         0.18 %
  Portfolio turnover rate (a) .........................................       71.74 %        54.33 %

                                                                                                                         WRL
                                                                                                           WRL       J.P. MORGAN
                                                                                    WRL               THIRD AVENUE   REAL ESTATE
                                                                               GE U.S. EQUITY             VALUE       SECURITIES
                                                                        ---------------------------- -------------- -------------
                                                                                DECEMBER 31,          DECEMBER 31,   DECEMBER 31,
                                                                        ---------------------------- -------------- -------------
                                                                             1998         1997 (g)      1998 (h)       1998 (i)
                                                                        -------------- ------------- -------------- -------------
Net asset value, beginning of year ....................................    $  12.23       $ 10.00       $ 10.00       $   10.00
 Income from operations:
  Net investment income (loss) ........................................        0.09          0.09          0.06            0.36
  Net realized and unrealized gain (loss) on investments ..............        2.69          2.60         (0.74)          (1.85)
                                                                           --------       -------       -------       ---------
   Net income (loss) from operations ..................................        2.78          2.69         (0.68)          (1.49)
                                                                           --------       -------       -------       ---------
 Distributions:
  Dividends from net investment income ................................       (0.15)        (0.04)        (0.03)           0.00
  Dividends in excess of net investment income ........................       (0.33)        (0.38)         0.00            0.00
  Distributions from net realized gains on investments ................       (0.11)        (0.04)         0.00            0.00
  Distributions in excess of net realized gains on investments ........        0.00          0.00          0.00            0.00
                                                                           --------       -------       -------       ---------
   Total distributions ................................................       (0.59)        (0.46)        (0.03)           0.00
                                                                           --------       -------       -------       ---------
Net asset value, end of year ..........................................    $  14.42       $ 12.23       $  9.29       $    8.51
                                                                           ========       =======       =======       =========
Total return (a) ......................................................       22.87 %       27.01 %       (6.84)%        (14.93)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 110,803      $ 42,951      $ 18,206      $   2,414
  Ratio of expenses to average net assets (b) .........................        1.05 %        1.30 %        1.00 %          1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....        0.67 %        0.75 %        0.63 %          6.03 %
  Portfolio turnover rate (a) .........................................       63.08 %       92.35 %        4.35 %        100.80 %


                                 Prospectus 59

FINANCIAL HIGHLIGHTS*

NOTES TO FINANCIAL HIGHLIGHTS:

* Per share information has been computed using average shares outstanding throughout each year.
  See Note 6.

(a) Not annualized for periods of less than one full year.
(b) Annualized for periods of less than one full year.
(c) The inception of this Portfolio was March 1, 1994.
(d) The inception of this Portfolio was January 3, 1995.
(e) The inception of this Portfolio was May 1, 1995.
(f) The inception of this Portfolio was May 1, 1996.
(g) The inception of this Portfolio was January 2, 1997.
(h) The inception of this Portfolio was January 2, 1998.
(i) The inception of this Portfolio was May 1, 1998.


NOTE 6 -- FINANCIAL HIGHLIGHTS

The total return set forth in "Financial Highlights" reflects the advisory fee and all other portfolio expenses and includes reinvestment of dividends and capital gains; if does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable policies or annuity contracts. Where a portfolio's period from inception is less than one year, the total return shown is not annualized.

The ratio of expenses to average net assets in the Financial Highlights is net of the advisory fee waiver. Where a portfolio's period from inception is less than one year, the ratio of expenses to average net assets is annualized. Without the advisory fee waived by WRL the ratio for each period presented would be as follows:

                                                                                        DECEMBER 31,
                                                               --------------------------------------------------------------
PORTFOLIO                                                         1998         1997         1996         1995         1994
---------                                                      ----------   ----------   ----------   ----------   ----------
WRL J.P. Morgan Money Market ...............................          *            *            *            *            *
WRL AEGON Bond .............................................          *            *            *            *            *
WRL Janus Growth ...........................................          *            *            *            *            *
WRL Janus Global ...........................................          *            *            *            *            *
WRL LKCM Strategic Total Return ............................          *            *            *            *            *
WRL VKAM Emerging Growth ...................................          *            *            *            *            *
WRL ALGER Aggressive Growth (a) ............................          *            *            *            *         1.18%
WRL AEGON Balanced (a) .....................................          *            *            *            *         1.34%
WRL Federated Growth & Income (a) ..........................          *            *            *         1.08%        1.90%
WRL DEAN Asset Allocation (b) ..............................          *            *            *            *            **
WRL C.A.S.E. Growth (c) ....................................          *         1.13%        1.64%        4.15%           **
WRL NWQ Value Equity (d)....................................          *            *         1.03%           **           **
WRL GE/Scottish Equitable International Equity (e) .........       1.96%        3.12%           **           **           **
WRL GE U.S. Equity (e) .....................................          *         1.49%           **           **           **
WRL Third Avenue Value (f) .................................       1.13%           **           **           **           **
WRL J.P. Morgan Real Estate Securities (g) .................       3.34%           **           **           **           **


                                 Prospectus 60

FINANCIAL HIGHLIGHTS*

Without the advisory fee waived by WRL and the fees paid indirectly, the ratio for each period presented would be as follows:

                                                             DECEMBER 31,
                                                        -----------------------
PORTFOLIO                                                  1998         1997
---------                                               ----------   ----------
WRL J.P. Morgan Money Market ........................          *            *
WRL AEGON Bond ......................................          *            *
WRL Janus Growth ....................................          *            *
WRL Janus Global ....................................          *            *
WRL LKCM Strategic Total Return .....................          *            *
WRL VKAM Emerging Growth ............................          *            *
WRL ALGER Aggressive Growth .........................          *            *
WRL AEGON Balanced ..................................          *            *
WRL FEDERATED Growth & Income .......................          *            *
WRL DEAN Asset Allocation ...........................          *            *
WRL C.A.S.E. Growth .................................          *         1.14%
WRL NWQ Value Equity ................................          *            *
WRL GE/U.S. EQUITY International Equity (e) .........       1.96%        3.14%
WRL G.E. U.S. Equity (e) ............................          *         1.54%
WRL Third Avenue Value (f) ..........................       1.13%           **
WRL J.P. Morgan Real Estate Securities (g) ..........       3.34%           **

 * No waiver since the portfolio did not exceed expense limitations. ** Portfolio was not in existence during this period.
(a) The inception date of this portfolio was March 1, 1994.
(b) The inception date of this portfolio was January 3, 1995.
(c) The inception date of this portfolio was May 1, 1995.
(d) The inception date of this portfolio was May 1, 1996.
(e) The inception date of this portfolio was Janaury 2, 1997.
(f) The inception date of this portfolio was January 2, 1998.
(g) The inception date of this portfolio was May 1, 1998.

                                 Prospectus 61

             ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1999, AND IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, WHICH ARE INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.


             YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.


             OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 1-800-SEC-0330. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.


             REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV.
             (WRL SERIES FUND FILE NO. 811-4419.)


             FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.















(WRL SERIES FUND FILE NO. 811-4419.)